Filed with the Securities and Exchange Commission on January 30, 2020
Securities Act of 1933 File No. 333-168569
Investment Company Act of 1940 File No. 811-22447

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

Pre-Effective Amendment No. __                                    [ ]
Post-Effective Amendment No. 120                                    [X]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

Amendment No. 121                                        [X]
(Check Appropriate Box or Boxes)

EQUINOX FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
17645 Wright Street
Suite 200
Omaha, Nebraska 68130
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 837-0600

The Corporation Trust Company
Corporation Trust Center
251 Little Falls Drive
Wilmington, Delaware 19808
(Name and Address of Agent for Service)

Copies to:

John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

[_]    immediately upon filing pursuant to paragraph (b)
[X]    on February 1, 2020 pursuant to paragraph (b)
[_]    60 days after filing pursuant to paragraph (a)(1)
[_]    on (date) pursuant to paragraph (a)(1)
[_]    75 days after filing pursuant to paragraph (a)(2)
[_]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

+EQUINOX CAMPBELL STRATEGY FUND OF EQUINOX FUNDS TRUST — CLASS A SHARES: EBSAX, CLASS I SHARES: EBSIX, CLASS P SHARES: EBSPX, CLASS C SHARE: EBSCX, CLASS SI SHARES: EBSSX
PROSPECTUS | FEBRUARY 1, 2020

Equinox Campbell Strategy Fund of Equinox Funds Trust

Class A Shares: EBSAX
Class I Shares: EBSIX
Class P Shares: EBSPX
Class C Share: EBSCX
Class SI Shares: EBSSX
Advised by:
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542
1-888-643-3431
Sub-Advised by:
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, MD 21209
This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and
Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary (such as a broker-dealer or bank). If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-888-643-3431 to let the Fund know of your request.

FUND SUMMARY
Investment Objective
The Equinox Campbell Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page  23 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page  29 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A		Class I	Class P	Class C		Class SI
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None	None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	None	None	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None	None	None		None
Wire Redemption Fee (2)	$15.00		$15.00	$15.00	$15.00		$15.00
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Class P		Class C		Class SI
Management Fees (3)	1.64%		1.64%	1.64%		1.64%		1.64%
Distribution and/or Service (12b-1) Fees	0.25%	(4)	None	0.25%	(4)	1.00%	(4)	None
Total Other Expenses	0.42%		0.44%	0.44%		0.42%		0.39%
Shareholder Service Fees	0.00%	(5)	None	0.00%	(5)	None		None
Other Expenses (6)
Total Annual Fund Operating Expenses (6)	2.31%		2.08%	2.33%		3.06%		2.03%
Fee Waiver and/or Expense Reimbursement (6)	(0.17)%		(0.19)%	(0.19)%		(0.17)%		(0.19)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (6)	2.14%		1.89%	2.14%		2.89%		1.84%

(1)
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of Class C shares.

(2)	The Fund’s transfer agent charges this fee for each wire redemption.

(3)
“Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Adviser”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”), organized in the Cayman Islands, at the annual rate of 1.64% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary, with no right to recoupment. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees (the “Board”).

(4)
The Fund has adopted a distribution plan for Class A shares, Class P shares and Class C shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A and P shares and payments of up to 1.00% as a percentage of average daily net assets of the Fund’s Class C shares.

(5)
The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares. However, the Fund did not make any payments pursuant to such shareholder services arrangements with respect to Class A and Class P shares during the fiscal year ended September 30, 20 19 .

(6)
This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management Fees.” “Other Expenses” include expenses of the Fund’s Subsidiary. The Adviser and Sub-Adviser have contractually agreed to reduce their advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, 1.89% with respect to Class I shares, 2.14% with respect to Class P shares and 1.84% with respect to Class SI shares of the Fund’s average daily net assets. The contractual limit on total annual operating expenses for Class A and Class P shares excludes any fees or expenses paid pursuant to the Shareholder Services Plan, as applicable to Class A and Class P shares. The Adviser and Sub-

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Adviser have contractually agreed to reduce their fees and/or reimburse expenses of the Fund until at least January 31, 20 21 . This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser and Sub-Adviser reduced their compensation and/or assumed expenses for the Fund. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement or waiver. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount. “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” percentages do not correlate to the ratios of gross and net expenses to average net assets in the Consolidated Financial Highlights section of this prospectus due to the fact that the Fund’s fee structure changed in fiscal year 20 19 . The percentages disclosed herein represent the fee structure in effect on a prospective basis.

Expense Example  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class P and Class C shares of the Fund, $100,000 (investment minimum) in Class I shares and $250,000,000 (investment minimum) in Class SI shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,240	$1,725	$3,056
Class I	$1,919	$6,335	$11,012	$23,954
Class P	$217	$709	$1,228	$2,651
Class C (with redemption at end of period)	$392	$929	$1,591	$3,362
Class C (without redemption at end of period)	$292	$929	$1,591	$3,362
Class SI	$4,672,680	$15,456,710	$26,890,824	$58,583,248
Portfolio Turnover  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the fiscal period ended September 30, 20 19 , the Fund’s portfolio turnover rate was 15 % of the average value of the portfolio.
In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate. If these instruments were included in the calculation, the Fund would likely have a higher portfolio turnover rate.
Principal Investment Strategies

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.
The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio (typically U.S. Treasuries and other short-term U.S. government obligations), and (ii) directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of futures, forwards, options, spot contracts and swaps (the “Futures Portfolio”). The Fund either invests directly in those instruments, or indirectly by investing via a swap or via its wholly-owned subsidiary (the “Subsidiary”) which may then invest in such assets directly or indirectly.
The Fund’s Adviser delegates the management of the Futures Portfolio to a sub-adviser, Campbell & Company Investment Adviser LLC (“Campbell” or the “Sub-Adviser”). The Sub-Adviser manages the Futures Portfolio and the Subsidiary’s Futures Portfolio by applying the Campbell Program. The Campbell Program seeks to generate attractive risk-adjusted returns across a broad range of market conditions through systematic investments in a diversified portfolio that may include swaps, futures and forward contracts in various global assets, including global interest rates, stock indices, currencies and commodities. The Campbell Program seeks to invest in a variety of assets and markets in and outside of the United States including emerging countries. The Campbell Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.
Campbell’s investment philosophy is driven by a belief that markets are broadly efficient but trends emerge and remain due to shifts in supply, demand, and other economic factors. Asset mispricing can occur as a result of instability and uncertainty in markets, strongly-held opinions by market participants, or an unreliable flow of market information. Campbell seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.

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The Campbell Program uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of technical, macro, and econometric data across global financial and commodity markets. The Campbell Program is designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes globally. Once identified, these trends and relationships are converted into mathematical models that can be historically tested. Once a model is developed and thoroughly tested, it undergoes a rigorous peer review process to evaluate strength of theory and robustness. Model assumptions and other criteria are also analyzed, including tail risk, broad level risk factor exposures, market diversification, correlation, and volatility as well as transaction costs. New models must demonstrate efficacy on a stand-alone basis while complimenting the existing portfolio.
The Fund may make some or all of its investments in the Futures Portfolio through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in commodity futures, but it may also invest in swaps, financial futures, foreign exchange currency forwards, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Through investing in the Subsidiary, the Fund, will among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same asset coverage requirements imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
KEY TERMS
Econometric analysis is the use of statistical tools and data to describe and test certain economic relationships such as asset prices.
Fundamental analysis is the study of basic, underlying factors that will affect the supply and demand of an investment. For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.
Macro analysis generally analyzes economic, political or financial trends to seek returns and invests across a particular, or a number of, geographic regions.
Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made; generally with little or no human intervention once a mathematical formula has been entered.
Technical analysis is a method of evaluating an investment opportunity by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators, in order to project the direction that a market or the price of an investment will move. Technical analysis does not take into account fundamental market factors, such as supply and demand.
A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.
The Fund’s return will be derived principally from changes in the value of securities and derivatives of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund’s net asset value and performance.
The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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•
The Sub-Adviser Strategy Risk.    The performance of the Fund’s Futures Portfolio depends primarily on the ability of the Sub-Adviser to anticipate price movements in the relevant markets and underlying derivative instruments and futures and forward contracts. Such price movements may be influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.
The Sub-Adviser’s investment process may not take all of these factors into account. The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in market value of the forward or futures contract and the market value of the underlying instrument or reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	Campbell’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	Campbell’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

•
if the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses, as well as the potential for greater gains, than if it did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile.
The trading decisions of the Sub-Adviser are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Adviser has developed over time. The successful operation of the automated computer algorithms on which the Sub-Adviser’s trading decisions are based is reliant upon the Sub-Adviser information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Adviser recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Adviser will be successful in maintaining effective mathematical models and automated computer algorithms.

•
Commodities Risk.    Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade,

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fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•
Derivatives Risk.    Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund and its Subsidiary invest in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depend largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Further, a relatively small movement in the price of a contract may result in a profit or loss which is high in proportion to the amount of funds actually placed as initial margin and may result in unquantifiable further loss exceeding any margin deposited. In the event that a call for further margin exceeds the amount of cash available, the Fund would be required to close out the relevant contract. In addition, daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts.

The prices of derivative instruments are highly volatile. Price movements of derivative instruments in which the Fund and its Subsidiary may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.

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Fixed-Income Risk.    Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. The Fund’s fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

•
Credit Risk.    Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•
Currency Risk.    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short

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periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•
Currency Risk.    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Trust invests. The Fund and its shareholders could be negatively impacted as a result.

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Emerging Market Risk.    The Fund may have exposure to emerging markets due to investments in certain Futures contracts linked to currencies and indices comprising emerging market equity securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Foreign Market Risk.    As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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General Market Risk.    The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose some or all of your capital invested in the Fund, or the Fund could underperform other investments.

•
Government Intervention and Regulatory Changes.    The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rule-making, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities,

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enforcement actions and reputational risk. In addition, the Securities and Exchange Commission has recently proposed new regulations regarding mutual funds’ use of derivatives and leverage. These proposed rules, if adopted in substantially the same form as proposed, could have a substantial impact on the ability of the Fund to fully implement its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective .

•
Leverage/Volatility Risk.    The use of leverage by the Fund will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

•
Liquidity Risk.    The Fund is subject to liquidity risk primarily due to its investments in derivatives, such as swaps. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

•
Management Risk.    The Adviser’s or Sub-Adviser’s judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•
Portfolio Turnover Risk.    The Fund may frequently buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover expenses may cause the Fund’s performance to be less than you expect.

•
Regulatory Risk.    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary, or that could adversely impact the Fund’s performance.

•
Subsidiary Risk.    The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.

If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

•
Tax Legislation Risk:   On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is newly enacted and Treasury Regulations related to the legislation have not been drafted, there is uncertainty in how the newly enacted tax legislation will affect the Fund’s investments, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Performance
The bar chart and the performance table illustrate the risks and volatility of investing in the Fund by showing the performance of the Fund’s Class I shares from year to year and by showing how the Fund’s average total annual returns for the one year and since inception period ended December 31, 20 19 , before and after taxes, compare with those of a broad measure of market performance. The bar chart does not reflect the impact of sales charges or servicing fees applicable to other share classes, if it did, performance would be lower. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.EquinoxFunds.com or by calling the Fund toll-free at 1-888-838-0770.

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Calendar Year Returns
***During the period shown in the bar chart, the best performance for a quarter was 12.76% (for the quarter ended September 30, 2014). The worst performance was (12.62)% (for the quarter ended June 30, 2015).

Average Annual Total Returns For the periods ended December 31, 2019	One Year	Five Year	Since Inception(1)
Class I shares
Return Before Taxes	11.71%	(1.55)%	1.96%
Return After Taxes on Distributions(2)	5.93%	(3.77)%	(0.10)%
Return After Taxes on Distributions and Sale of Fund Shares	8.26%	(1.97)%	0.73%
Barclays BTOP50 Index (reflects no deduction for fees, expenses or taxes)(3)	6.71%	(1.00)%	0.79%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)(4)	31.49%	11.70%	13.67%
Class A shares
Return Before Taxes	5.07%	(2.96)%	0.83%
Class C shares(5)
Return Before Taxes	9.61%	(2.53)%	1.92%
Class P shares
Return Before Taxes	11.46%	(1.72)%	1.83%

(1)	The Equinox Campbell Strategy Fund commenced operations on March 4, 2013. Start of performance is March 8, 2013.

(2)
After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns shown are for Class I shares only, after tax returns for Class A, Class P, Class C and Class SI shares will vary.

(3)
The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 20 20 there are 20 funds in the BTOP50 Index.

(4)
The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

(5)	Class C shares commenced operations on February 11, 2014.
Investment Adviser
Equinox Institutional Asset Management, LP
Sub-Adviser
Campbell & Company Investment Adviser LLC
Investment Adviser Portfolio Managers
The portfolio management team has included the following members since 2013:

•	Ajay Dravid

•	Rufus Rankin

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Sub-Adviser Portfolio Managers
The portfolio management team has included the following members since 2018:

•	G. William Andrews

•	Kevin Cole
Manager of Managers Structure
The Fund operates in a “manager of managers” structure. The Fund and the Adviser have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisers that are unaffiliated with the Adviser without approval of the shareholders. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisers that are unaffiliated with the Adviser in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisers are aggregated, and fees payable to sub-advisers that are affiliated with the Adviser, if any, would be aggregated with fees payable to the Adviser. Disclosure of the separate fees paid to an affiliated sub-adviser would be required. Whenever a sub-adviser change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-adviser within 90 days of the hiring of any new sub-adviser.
Purchase and Sale of Fund Shares
Minimum Investment Requirements

Purchase Amounts	Class A	Class I	Class P	Class C	Class SI
Minimum initial investment	$2,500	$100,000	$2,500	$2,500	$250,000,000
Minimum subsequent investment	$500	No Minimum	No Minimum	No Minimum	No Minimum
You may purchase, exchange and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check, ACH or wire transfer.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.
Principal Investment Strategies
Principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Adviser and/or the Sub-Adviser will use on a day-to-day basis to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Adviser and/or Sub-Adviser uses, or may use, to achieve the Fund’s objective. The Fund may also use strategies and invest in instruments that are not described in this prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Adviser and/or Sub-Adviser will use under normal market conditions. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s SAI. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI. The Fund’s return will be derived principally from changes in the value of instruments held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets consist principally of securities.
Additional Information Relating to the Campbell Program:
The Campbell Program seeks to generate attractive risk-adjusted returns across a broad range of market conditions through systematic investments in a diversified portfolio that may include swaps, futures and forward contracts in various global assets, including global interest rates, stock indices, currencies and commodities. The Campbell Program seeks to invest in a variety of assets and markets in and outside of the United States including emerging countries. The Campbell Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.
Campbell’s investment philosophy is driven by a belief that markets are broadly efficient but trends emerge and remain due to shifts in supply, demand, and other economic factors. Asset mispricing can occur as a result of instability and uncertainty in markets, strongly-held opinions by market participants, or an unreliable flow of market information. Campbell seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.
The Campbell Program uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of technical, macro, and econometric data across global financial and commodity markets. The Campbell Program is designed to analyze market data to identify trends relationships occurring within and across markets and asset classes globally. Once identified, these trends and relationships are converted into mathematical models that can be historically tested. Once a model is developed and thoroughly tested, it undergoes a rigorous peer review process to evaluate strength of theory and robustness. Model assumptions and other criteria are also analyzed, including tail risk, broad level risk factor exposures, market diversification, correlation, and volatility as well as transaction costs. New models must demonstrate efficacy on a stand-alone basis while complimenting the existing portfolio. Prospective investors should note that Campbell is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Subsidiary and does not make recommendations or representations with respect to the Fund or the Subsidiary. Other than reviewing the description of the Campbell Program, Campbell has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof. The Sub-Adviser retains the right to develop and make changes to the Campbell Program at its sole discretion. Any such changes will not be deemed to constitute a material change in the Investment Objective or Investment Policy of the relevant Campbell Program and may be made without notification to the Fund or the Adviser.
The Fund’s return will be derived principally from changes in the value of securities and derivatives held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets consist principally of securities.
The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.
The Fund invests directly or indirectly through the Subsidiary in the global derivatives markets through its exposure to futures contracts, forward contracts and other derivatives to provide exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.

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Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.
To the extent the Fund itself owns futures contracts, forward contracts and derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Sub-Adviser seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund’s leveraged exposure to certain investments will enable the Fund to achieve its investment objective.
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of, either directly or through its Subsidiary, investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.
The Subsidiary:
Investments in the Subsidiary, which has the same investment objective as the Fund, are expected to provide the Fund with exposure to futures contracts and commodities markets in a manner consistent with the limitations of the federal tax requirements that apply to the Fund to maintain its qualification as a Regulated Investment Company (a “RIC”). In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary up to an amount not exceeding 25% of its total assets. Please refer to “Taxation Risks” below and the SAI for more information about the organization and management of the Subsidiary.
As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Adviser delegates elements of the management of the Subsidiary’s Futures Portfolio to the Fund’s Sub-Adviser, which also serves as the Subsidiary’s sub-adviser. Under sub-advisory agreement, the Sub-Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Adviser pays the Sub-Adviser an asset-based fee for its services. The Fund will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund’s assets and are consolidated into the expenses of the Fund.
To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser and Sub-Adviser, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.
Principal Investment Risks
The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. The following describes the common risks of the Fund.

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•
Sub-Adviser Strategy Risk: The performance of the Fund’s Futures Portfolio depends primarily on the ability of the Sub-Adviser to anticipate price movements in the relevant markets underlying the futures and forward contracts. Such price movements may be influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.
The Sub-Adviser’s investment process may not take all of these factors into account.
The Campbell Program involves actively trading derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses, as well as the potential for greater gains, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile.
The trading decisions of the Sub-Adviser are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Adviser have developed over time. The successful operation of the automated computer algorithms on which the Sub-Adviser’s trading decisions are based is reliant upon the Sub-Adviser’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Adviser recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Adviser will be successful in maintaining effective mathematical models and automated computer algorithms.
There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•
Commodities Risk: Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

•
Derivatives Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable

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to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.
Liquidity of Futures Contracts.    The Fund utilizes futures as part of its strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.
Non-U.S. Futures Transactions.    Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.
Forward Contracts.    The Fund may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser or Sub-Adviser would otherwise recommend, to the possible detriment of the Fund.
Swap Agreements.    The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

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Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.
Fixed-Income Risk
A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.
The Fund’s fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Fixed income investments are also subject to “Credit Risk” discussed below.
Counterparty Risk
Many of the derivatives entered into by the Fund or the Subsidiary are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or the Subsidiary deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.
Credit Risk
Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the

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issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.
If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
When the Fund or the Subsidiary invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.
In addition, to the extent the Fund or the Subsidiary deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
Currency Risk
The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.
Cyber Security Risk
The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability

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of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.
Emerging Market Risk
The Fund intends to have exposure to emerging markets due to the investments in certain stock index futures and foreign exchange instruments. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.
Foreign Market Risk
A substantial portion of the trades of the Subsidiary are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.
Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.
Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.
General Market Risk
The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.
Government Intervention and Regulatory Changes
The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Securities and Exchange Commission has recently proposed new regulations regarding mutual funds’ use of derivatives and leverage. These proposed rules, if adopted in

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substantially the same form as proposes, could have a substantial impact on the ability of the Fund to fully implement its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective.
Leverage/Volatility Risk
The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund or the Subsidiary may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms.
The use of leverage may also cause the Fund or the Subsidiary to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund or the Subsidiary, for any reason, is unable to close out the transaction.
Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund or Subsidiary suddenly turn unprofitable.
Liquidity Risk
The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Derivatives, such as swaps, options and warrants may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.
An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.
Management Risk
The Adviser’s or Sub-Adviser’s judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.
Portfolio Turnover Risk
The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover expenses may cause the Fund’s performance to be less than you expect.
Regulatory Risk
Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.
Subsidiary Risk
The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has an independent board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund. Changes in the laws of the United States and/or the Cayman

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Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.
Taxation Risk
By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income earned, whether distributed or not, from its investments in the Subsidiary will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Forms 1099 except to the extend that it has been previously taxed.
Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that undistributed income from the fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and are not binding on the Internal Revenue Service except to the entity receiving the private letter ruling. In addition, the IRS and Treasury have recently issued proposed regulations that require a passive foreign investment company or a controlled foreign corporation to distribute income in order for it to constitute “qualifying income.” The Fund will account for its investments in the Subsidiary in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized. See “More Information About Taxes—Tax Risks of Investing in the Fund.”
Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
Portfolio Holdings Disclosure
A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”) and can also be found on the Fund’s website at www.EquinoxFunds.com.

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MANAGEMENT
Investment Adviser
Equinox Institutional Asset Management, LP, a Delaware limited partnership formed in 2003, serves as the investment adviser to the Fund. It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2010 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2005. The Adviser’s principal place of business is located at 47 Hulfish Street, Suite 510, Princeton, NJ 08542. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. As of December 31, 20 19 , the Adviser had approximately $481  million in assets under management.
For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.64% of the Fund’s average daily net assets. The Adviser is similarly entitled to an advisory fee at the Subsidiary level as discussed under the “Investment Subsidiary” section. The Adviser and Sub-Adviser have contractually agreed that from February 1, 20 20 through January 31, 20 21 , they will reduce their compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, 1.89% with respect to Class I shares, 2.14% with respect to Class P shares and 1.84% with respect to Class SI shares of the Fund’s average daily net assets. The contractual limit on total annual operating expenses for Class A and Class P shares excludes any fees or expenses paid pursuant to the Shareholder Services Plan, as applicable to Class A and Class P shares. The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser and Sub-Adviser reduced its compensation and/or assumed expenses for the Fund. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense cap in place at the time of waiver at the time of reimbursement. For the most recent fiscal year ended September 30, 20 19 , the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.21 % of the Fund’s average daily net assets.
A discussion regarding the basis for the Board of Trustees' approval of the renewal of the investment advisory contract with the Adviser will be available in the Fund's Semi-Annual Report to Shareholders dated March 31, 20 20 .

Investment Adviser Portfolio Managers
Dr. Ajay Dravid is the Chief Investment Officer of the Adviser and has been in this role since November 2014. Since 2011, Dr. Dravid has also served as the Managing Director of Portfolio Strategy for Equinox Fund Management, LLC, an affiliate of the Adviser. As a co-portfolio manager of Equinox’s mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox, he was a consultant and a member of the Executive Committee of Equinox Frontier Fund. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets.
From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client services. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.
Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.
Dr. Rufus Rankin is the Director of Research for the Adviser and has been in this role since November 2014. Since 2011, Dr. Rankin has also served as Director of Portfolio Management for Equinox Fund Management, LLC, an affiliate of the Adviser. Dr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm’s mutual funds. Prior to his current role, he was

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Product Development Manager at Solon Capital, LLC, an affiliate of the Adviser. Before then, he performed sales at SEI from August 2005 to February 2009, and was previously at Morgan Stanley from September 2004 to August 2005. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.
In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.
Sub-Adviser
Campbell is an SEC-registered investment adviser and CFTC-registered Commodity Trading Adviser with its principal place of business at 2850 Quarry Lake Drive, Baltimore, Maryland. Campbell manages capital for investment companies and other pooled investment. As of December 31, 20 19 , Campbell had approximately $1 billion under management, and together with its affiliates, approximately $3.3  billion under management. Campbell is a wholly-owned subsidiary of Campbell & Company, LP. Campbell & Company LLC is the General Partner of Campbell & Company, LP. Campbell & Company LLC is controlled by KC Holdings, Inc.
Sub-Adviser Portfolio Managers
The Fund is managed by Campbell’s Investment Committee, which includes members from Campbell’s Executive Committee and Research Department. G. William Andrews and Kevin Cole are co-chairs of the Investment Committee and have been responsible for the daily management of the Fund since 2017.
G. William Andrews, Chief Executive Officer, joined Campbell in April 1997, and in November 2012 he was appointed to the Board of Directors and as Chief Executive Officer. He formerly held the positions of Co-Director of Research from November 2011 to October 2012, Chief Operating Officer from January 2010 to May 2012, Vice President & Director of Operations from April 2007 to January 2010, Vice President & Director of Research Operations from March 2006 to April 2007, and Research Assistant from April 1997 to February 2006. In March 2010, Mr. Andrews was appointed a Co-Chair of Campbell’s Investment Committee.
Dr. Kevin Cole, joined Campbell in October 2003 and has served as Chief Research Officer since June 2017. In February 2017, Dr. Cole was appointed to serve Campbell and its affiliates as an executive officer. Since joining the firm,
Dr. Cole has had a significant role in the ongoing research and development of Campbell’s trading systems and models. Dr. Cole was appointed as Co-Chair of Campbell’s Investment Committee in September 2017. As Chief Research Officer, Dr. Cole is responsible for the management of the research and investment process at the firm.
Investment Subsidiary
The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.
As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under the terms of the agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Adviser delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Sub-Adviser, which also serves as the Subsidiary’s sub-adviser. Under a sub-advisory agreement, the Sub-Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.
The Fund and Subsidiary pay the Adviser a fee for its services. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the

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management fee paid to the Adviser by the Subsidiary. The Adviser pays the Sub-Adviser a fee for its services. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Fund will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund’s assets and are consolidated into the expenses of the Fund. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, to the extent applicable, the Adviser and Sub-Adviser, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.
The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports or will be consolidated with those of the Fund as may be required. The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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HOW SHARES ARE PRICED
The Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. If available, the Fund’s investments in securities and other exchange traded assets are generally valued based on market quotations. If market prices are unavailable or the Fund believes that they are unreliable, the Fund prices those securities or other assets at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Fund will regularly value its investments in derivative instruments, including swaps, at fair value. The use of fair valuation in pricing a portfolio holding involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the portfolio holding might actually trade if a reliable market price were readily available.
The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings.
With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.
More information about the valuation of the Fund’s holdings is provided in the SAI.

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HOW TO PURCHASE SHARES
SHARE CLASSES
Presently, the Fund has registered five classes of shares, Class A, Class C, Class I, Class P and Class SI. Class A and Class C shares are designed for individual and retail investors. Class I and Class SI shares are designed for institutional investors. Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. You should weigh the impact of all potential costs over the life of your investment before making your initial investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Not all share classes may be available for purchase in all states.

Class A	Class I	Class P	Class C	Class SI
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge	No initial sales charge	No initial sales charge

Deferred sales charge may apply*	No deferred sales charge	No deferred sales charge	Deferred sales charge may apply*	No deferred sales charge

Higher annual expenses than Class I shares	Lower annual expenses than Class A shares and Class P shares due to no distribution fee and no shareholder service fees	Higher annual expenses than Class I shares	Higher annual expenses than Class I shares	Lower annual expenses than Class A shares and Class P shares due to no distribution fee and no shareholder service fees

*
A 1.00% CDSC may apply for investments of $1 million or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Distributor did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them. A 1.00% CDSC is assessed on redemptions of Class C shares made within one year after purchase of such shares.

INVESTMENT MINIMUMS
Shares representing interests in the Fund are offered continuously for sale by the Distributor. You can purchase Class A shares, Class I shares, Class P shares, Class C shares or Class SI shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. You may purchase shares of the Fund through a financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying and selling shares of the Fund. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. Listed below are the minimum investment amounts for each share class of the Fund.

Purchase Amounts	Class A	Class I	Class P	Class C	Class SI
Minimum initial investment	$2,500	$100,000	$2,500	$2,500	$250,000,000
Minimum subsequent investment	$500	No Minimum	No Minimum	No Minimum	No Minimum
In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “Purchasing Shares.” To open an account directly with the Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.
In the event you modify or change your relationship with your financial intermediary through which you invest in the Fund (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.
In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.
The Trust is not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

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SHARE CLASSES
Class A Shares
Distribution Plan.    The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.
Shareholder Service Plan.    The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. Because service fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment.
Front-End Sales Charge.    Class A shares of the Fund are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in Class A shares is $2,500 and the minimum subsequent investment is $500. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, at net asset value with the following front end sales charges (“FESC”) based on the amount of purchase. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a %	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999.99	5.00%	5.26%	4.25%
$50,000 to $99,999.99	4.75%	4.99%	4.00%
$100,000 to $249,999.99	3.75%	3.90%	3.25%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $999,999.99	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The Equinox Campbell Strategy Fund Class A shares will be programmed to pay a finder’s fee at the below tiered rates for trades at the $1 million break point:

Purchase Amount	Finder’s Fee
$1 million but less than $2.5 million	1%
$2.5 million but less than $5 million	0.5%
$5 million and greater	0.25%
These trades will be protected by the same tiered CDSC if shares are redeemed within 12 months of purchase. Any applicable CDSC will be applied at the lower of cost or market value of the shares. Share aging will occur monthly on the anniversary date of each purchase.
You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers

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or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charges” and Appendix A below.
Waiver of Front-End Sales Charge – Class A Shares
The front-end sales charge will be waived on Class A Shares purchased:

•	through reinvestment of dividends and distributions;

•	through an asset allocation account advised by the adviser or one of its affiliates;

•	by persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of Class A Shares”);

•	by employees, and members of their immediate family, of the adviser and its affiliates;

•	by employees and retirees of the Fund’s administrator or distributor;

•	by Trustees and officers of Equinox Funds Trust;

•
by participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor;

•
by clients of registered investment advisers that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee;

•
by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

•
through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s distributor or otherwise, do not receive any portion of the front-end sales charge.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.
Repurchase of Class A Shares
Reinstatement of class A shares at NAV within 90 calendar days of redemption will be achieved manually. Shareholders must provide instruction at the time of purchase of their intent to exercise this privilege. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.
Reduced Sales Charge – Class A Shares
In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.
Rights of Accumulation
In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value at the current NAV of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Fund’s transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

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Letter of Intent
You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
Combined Purchase/Quantity Discount Privilege
When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.
Purchasers Qualifying for Reductions in Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:
Individuals

•	an individual, his or her spouse, or children residing in the same household;

•	any trust established exclusively for the benefit of an individual;
Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and
Other Groups

•
any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.
The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its Prospectus, which will be available on the Fund’s website at www.EquinoxFunds.com.
CLASS I SHARES
Sales of the Fund’s Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee. The minimum initial investment in the Class I shares is $100,000 and subsequent investments may be made in any amount.

26

CLASS P SHARES
Sales of the Fund’s Class P shares are not subject to a front-end sales charge or contingent deferred sales charge. The minimum initial investment in the Class P shares is $2,500 and subsequent investments may be made in any amount.
Distribution Plan.    The Board of Trustees, on behalf of the Fund’s Class P shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class P shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class P shares. Currently, the Fund is not making payments under the Rule 12b-1 Plan with respect to Class P shares.
Shareholder Service Plan.    The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class P shares. Because service fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment.
CLASS C SHARES
Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution related activities with respect to the Fund and/or shareholder services.
Distribution Plan.    The Board of Trustees, on behalf of the Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.
Contingent Deferred Sales Charge.    Class C shares of the Equinox Campbell Strategy Fund will be programmed to pay a 1% advanced commission which will be protected by a 1% CDSC if shares are redeemed within 12 months of purchase. Any applicable CDSC will be applied at the lower of cost or market value of the shares. Share aging will occur monthly on the anniversary date of each purchase. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
CLASS SI SHARES
Sales of the Fund’s Class SI shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee. The minimum initial investment in the Class I shares is $250,000,000 and subsequent investments may be made in any amount.
FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the tables disclosing Shareholder Fees and Annual Fund Operating Expenses and the Expense Example in the Fees and Expenses of the Fund section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.
PURCHASING SHARES
You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Address for Regular Mail:	Address for Overnight Mail:

Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-888-838-0770	Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 1-888-838-0770

27

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.
MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS
The minimum initial investment to open an account is $2,500 for Class A Shares, Class P shares and Class C shares, $100,000 for Class I Shares, $250,000,000 for Class SI shares and the minimum subsequent investment is $500 for Class A Shares. There is no minimum subsequent investment amount for Class I shares, Class P, Class C or Class SI shares and there is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund and the Adviser reserve the right to waive or reduce the investment minimums under certain circumstances. The Fund may change the investment minimums at any time.
The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
Note: U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.
The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
When Order is Processed
All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.
Good Order:    When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund and share class;

•	the dollar amount of shares to be purchased;

•	a completed purchase application or investment stub; and

•	a check payable to the Fund.
PURCHASES THROUGH BROKERS
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be required to pay a commission to your broker or financial intermediary depending on your arrangements with them and you may be charged a fee if you use a broker or agent to redeem shares of the Fund. In the event your broker

28

modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “Purchasing Shares.” Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. Contact your broker/financial intermediary for specific information regarding the availability and suitability of various account options described throughout this prospectus. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this prospectus.
PURCHASES BY WIRE
Initial Investment – By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight delivery your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Equinox Campbell Strategy Fund
(shareholder registration)
(shareholder account number)
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
For Subsequent Investments – By wire
Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge you a fee for wiring same-day funds .

29

HOW TO REDEEM SHARES
REDEMPTION REQUESTS
You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Address for Regular Mail:	Address for Overnight Mail:
Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-888-838-0770	Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 1-888-838-0770
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.
REDEEMING BY TELEPHONE
In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares that does not exceed $50,000 by calling the transfer agent at 1-888-838-0770.
Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the address on the account has changed within the previous 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
IRA AND OTHER RETIREMENT PLAN REDEMPTIONS
If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.
WIRE REDEMPTIONS
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp to cover costs associated with the transfer but U.S. Bancorp does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.
SYSTEMATIC WITHDRAWAL PLAN
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund.

30

You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.
A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.
REDEMPTIONS IN KIND
The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses, including taxes, in converting these securities to cash.
WHEN REDEMPTIONS ARE SENT
Once the Fund receives your redemption request in “good order” (as described below), it will issue a check based on the next determined NAV following your redemption request. The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Fund generally pays redemption proceeds in cash, however, the Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash. Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.
RIGHTS RESERVED BY THE FUND
The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor;

•	redeem accounts with balances below the minimum after 30 days’ written notice;

•	redeem your shares in the event your financial intermediary’s relationship with the Trust is modified or terminated;

•	subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust; and

•	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.
The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
GOOD ORDER
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•	The request must identify your account number;

•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•
If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

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WHEN YOU NEED SIGNATURE GUARANTEES
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
REDEEMING THROUGH BROKERS
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.
LOW BALANCES
For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	commiting staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy” and

•	assessing a redemption fee for short-term trading.
Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.
Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.
The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.
Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-838-0770 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to

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receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

DISTRIBUTION
Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution. Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.
Choosing a Distribution Option
When you complete your account application, you may choose from four distribution options:

1.	You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2.	You may elect to receive income dividends and capital gains distributions in cash.

3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

4.	You may elect to receive capital gains distributions in cash and to reinvest income dividends in additional shares of the Fund.
If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the transfer agent prior to the record date for the distribution for which a change is requested.

MORE INFORMATION ABOUT TAXES
The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers; and, therefore, should not be considered as tax advice or relied on by a shareholder or prospective investor.
General.    The Fund intends to qualify annually to be treated as a RIC under the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gains tax rate for “qualified dividend income” and ordinary tax rates for all other distributions, except those treated as a return of capital.
Distributions.    The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash. Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received - even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

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Ordinary Income.    Net investment income, except for qualified dividends, and short-term capital gains (based on the Fund’s holding period) that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.
Net Capital Gains.    Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.
Sale or Exchange of Shares.    It is a taxable event for you if you sell or exchange shares of the Fund including if the exchange is for the same share class of another fund in the Equinox Funds. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you; and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by you and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by you with respect to such shares.
Returns of Capital.    If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Medicare Contribution Tax.    Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000, if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).
Tax Risks of Investing in the Fund.    One of the requirements for favorable tax treatment as a RIC under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-1, which held that income from certain derivative swap securities is not qualifying income; accordingly the Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income or from any commodity related income that is not qualifying income. Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-1 by providing that income from certain carefully structured alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income. The Funds do not plan to seek private letter rulings. Therefore, to the extent a Fund invests directly in commodity-index-linked derivative instruments, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. In 20 19 , the IRS and Treasury issued final regulations that do not require a passive foreign investment company or controlled foreign corporation, including those that invest in certain commodities investments, to distribute income in order for the income to qualify as qualifying income. It is not known as of the date of this Prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings . T he Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, the regulations, IRS guidance, and the advice of counsel.
Backup Withholding.    The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is 24%.
State and Local Income Taxes.    This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

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Non-U.S. Shareholders:    Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.
Basis Reporting and Holding Periods.    A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the IRS when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.
Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.
Important Tax Reporting Considerations. For shares of the Fund redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HCFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.
If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES
Distributor
Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.
Distribution Fees
The Board of Trustees, on behalf of the Fund’s Class A shares, Class P Shares and Class C Shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Rule 12b-1 Plan provides for maximum payments of up to (i) 0.25% of the average daily net assets of Class A shares, (ii) 0.25% of the average daily net assets of Class P shares and (iii) 1.00% of the average daily net assets of Class C shares.
Shareholder Service Fees
The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares, as applicable. Because service fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment.
Additional Compensation to Financial Intermediaries
The Fund’s distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers,

36

financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund. These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. If investment advisers, underwriters/ distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.
Although the Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.
Householding
To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-838-0770 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The consolidated financial highlights include the accounts of the Fund’s Subsidiary. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the consolidated financial statements audited by RSM US LLP, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s September 30, 20 19 annual report, which is available upon request. No financial information is provided for the Fund’s Class SI shares because they had not commenced operations as of the date of this Prospectus. Financial information for Class SI will be provided in the first report to shareholders after commencement of operations.
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Asset Value, Beginning of Period	$9.49		$9.36	$10.13	$11.17	$11.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	—	(2)	(0.03)	(0.04)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments, futures, forward currency and swap contracts(3)	1.45		0.16	(0.73)	(0.74)	0.97
Total Income (Loss) from Investment Operations	1.45		0.13	(0.77)	(0.83)	0.84
LESS DISTRIBUTIONS:
From net investment income	(1.13)		—	—	(0.21)	(0.68)
Total Distributions	(1.13)		—	—	(0.21)	(0.68)
Net Asset Value, End of Period	$9.81		$9.49	$9.36	$10.13	$11.17
Total Return(4)	17.73%		1.39%	(7.60)%	(7.60)%	7.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,895		$14,744	$24,092	$64,528	$83,077
Ratio of gross expenses to average net assets (including interest expense)(5)(6)	2.54%		1.96%	1.33%	1.25%	1.24%
Ratio of net expenses to average net assets (including interest expense)(7)	2.12%		1.58%	1.15%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets	(0.03)%		(0.32)%	(0.45)%	(0.83)%	(1.08)%
Portfolio turnover rate(8)	15%		122%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)
Realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the statement of operations due to the timing of share transactions for the period.

(4)
Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Ratio of gross expenses to average net assets excluding interest expense(5)	2.49%	1.96%	1.33%	1.23%	1.24%
(7)	Ratio of net expenses to average net assets excluding interest expense	2.07%	1.58%	1.15%	1.15%	1.15%

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Asset Value, Beginning of Period	$9.20	$9.15	$9.98	$11.03	$10.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.07)	(0.10)	(0.11)	(0.17)	(0.21)
Net realized and unrealized gain (loss) on investments, futures, forward currency and swap contracts(2)	1.42	0.15	(0.72)	(0.72)	0.97
Total Income (Loss) from Investment Operations	1.35	0.05	(0.83)	(0.89)	0.76
LESS DISTRIBUTIONS:
From net investment income	(1.04)	—	—	(0.16)	(0.69)
Total Distributions	(1.04)	—	—	(0.16)	(0.69)
Net Asset Value, End of Period	$9.51	$9.20	$9.15	$9.98	$11.03
Total Return(3)	16.88%	0.55%	(8.32)%	(8.16)%	6.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,237	$15,676	$22,792	$48,712	$52,977
Ratio of gross expenses to average net assets (including interest expense)(4)(5)	3.29%	2.74%	2.08%	2.00%	1.99%
Ratio of net expenses to average net assets (including interest expense)(6)	2.87%	2.35%	1.90%	1.92%	1.90%
Ratio of net investment loss to average net assets	(0.78)%	(1.05)%	(1.19)%	(1.58)%	(1.82)%
Portfolio turnover rate(7)	15%	122%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)
Realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the statement of operations due to the timing of share transactions for the period.

(3)
Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Ratio of gross expenses to average net assets excluding interest expense (4)	3.24%	2.74%	2.08%	1.98%	1.99%

(6)	Ratio of net expenses to average net assets excluding interest expense	2.82%	2.35%	1.90%	1.90%	1.90%

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Asset Value, Beginning of Period	$9.59	$9.44	$10.20	$11.22	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.02	(0.01)	(0.02)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments, futures, forward currency and swap contracts(2)	1.48	0.16	(0.74)	(0.73)	0.96
Total Income (Loss) from Investment Operations	1.50	0.15	(0.76)	(0.79)	0.87
LESS DISTRIBUTIONS:
From net investment income	(1.16)	—	—	(0.23)	(0.70)
Total Distributions	(1.16)	—	—	(0.23)	(0.70)
Net Asset Value, End of Period	$9.93	$9.59	$9.44	$10.20	$11.22
Total Return(3)	18.17%	1.59%	(7.45)%	(7.20)%	7.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$51,067	$89,456	$279,212	$754,171	$984,152
Ratio of gross expenses to average net assets (including interest expense)(4)(5)	2.28%	1.64%	1.07%	1.00%	0.99%
Ratio of net expenses to average net assets (including interest expense)(6)	1.84%	1.30%	0.90%	0.92%	0.90%
Ratio of net investment income (loss) to average net assets	0.23%	(0.10)%	(0.20)%	(0.58)%	(0.81)%
Portfolio turnover rate(7)	15%	122%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)
Realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the statement of operations due to the timing of share transactions for the period.

(3)
Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Ratio of gross expenses to average net assets excluding interest expense (4)	2.24%	1.64%	1.07%	0.98%	0.99%

(6)	Ratio of net expenses to average net assets excluding interest expense	1.80%	1.30%	0.90%	0.90%	0.90%

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class P
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Asset Value, Beginning of Period	$9.58		$9.44	$10.19	$11.22	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	—	(2)	(0.02)	(0.02)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments, futures, forward currency and swap contracts(3)	1.46		0.16	(0.73)	(0.74)	1.00
Total Income (Loss) from Investment Operations	1.46		0.14	(0.75)	(0.80)	0.87
LESS DISTRIBUTIONS:
From net investment income	(0.94)		—	—	(0.23)	(0.70)
Total Distributions	(0.94)		—	—	(0.23)	(0.70)
Net Asset Value, End of Period	$10.10		$9.58	$9.44	$10.19	$11.22
Total Return(4)	17.24%		1.48%	(7.36)%	(7.29)%	7.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,237		$34,253	$43,767	$99,612	$107,596
Ratio of gross expenses to average net assets (including interest expense)(5)(6)	2.46%		1.90%	1.07%	1.00%	1.00%
Ratio of net expenses to average net assets (including interest expense)(7)	2.02%		1.51%	0.90%	0.92%	0.90%
Ratio of net investment income (loss) to average net assets	(0.01)%		(0.19)%	(0.19)%	(0.58)%	(1.09)%
Portfolio turnover rate(8)	15%		122%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)
Realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the statement of operations due to the timing of share transactions for the period.

(4)
Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Ratio of gross expenses to average net assets excluding interest expense (5)	2.46%	1.90%	1.07%	0.98%	1.00%

(7)	Ratio of net expenses to average net assets excluding interest expense	2.02%	1.51%	0.90%	0.90%	0.90%

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Appendix A
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

42

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Equinox Campbell Strategy Fund

Adviser	Equinox Institutional Asset Management, LP 47 Hulfish Street Suite 510 Princeton, NJ 08542

Sub-Adviser	Campbell & Company Investment Adviser LLC 2850 Quarry Lake Drive Baltimore, MD 21209

Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street Suite 1200 Denver, CO 80202-3910

Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, WI 53212

Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130

Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Additional information about the Fund is included in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-838-0770 or visit the Fund’s website at www.EquinoxFunds.com. You may also write to:

Address for Regular Mail:	Address for Overnight Mail:

Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-888-838-0770	Equinox Campbell Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 1-888-838-0770

43

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
(The Trust’s SEC Investment Company Act file number is 811-22447)

STATEMENT OF ADDITIONAL INFORMATION | FEBRUARY 1, 20 20
EQUINOX FUNDS TRUST
Equinox Campbell Strategy Fund
Class A Shares: EBSAX
Class I Shares: EBSIX
Class C Shares: EBSCX
Class P Shares: EBSPX
Class SI Shares: EBSSX

Investment Adviser:
Equinox Institutional Asset Management, LP
47 Hulfish Street Suite 510
Princeton, NJ 08542
1-888-643-3431
Sub-Adviser:
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, MD 21209

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information about the activities and operations of Equinox Funds Trust (the “Trust”) and the Equinox Campbell Strategy Fund (the “Fund”), a series of the Trust. This SAI should be read in conjunction with the Fund’s current prospectus, dated February 1, 20 20 , as amended or supplemented from time to time (the “Prospectus”).
This SAI has been incorporated by reference in its entirety into the Prospectus. The Fund’s audited financial statements and the notes thereto, which are included in the Fund’s annual reports to shareholders dated September 30, 20 19 , are incorporated into this SAI by reference. A copy of the Prospectus and annual report to shareholders (when available) may be obtained without charge, upon request, by calling toll-free 1-888-838-0770 or by visiting the Fund’s website at www.EquinoxFunds.com.

THE TRUST
The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on June 2, 2010. The Fund is a separate series of the Trust. The F und issues Class A shares, Class C shares, Class I shares, Class P shares and Class SI shares. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each share of the Fund represents an equal proportionate interest in the Fund. See “Capital Stock and Other Securities.” The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is also subject to regulations of the Commodity Futures Trading Commission (“CFTC”) regarding commodity pools and their operators. However, because the CFTC adopted rules to “harmonize” the compliance obligations of commodity pools that are also registered under the 1940 Act, the Fund has elected to utilize substituted compliance whereby it will be deemed to have substantially satisfied the CFTC-mandated disclosure, reporting and recordkeeping obligations by complying with the requirements under the 1940 Act with respect to disclosure, reporting and recordkeeping obligations.

DESCRIPTION OF PERMITTED INVESTMENTS
The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Subsidiary.    The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest, directly or indirectly, primarily in (i) pooled investment vehicles, including those that are not registered under the 1940 Act, (ii) commodity futures, option and swap contracts, (iii) financial futures, option and swap contracts; (iv) fixed income securities, including securities issued by the U.S. government, and money market funds, (v) structured notes; and (vi) other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.
The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Northern Lights SPC, c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors consisting of two directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.
The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund (set at 1.64% of the Fund’s daily net assets) in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. Additionally, as with the Fund, the Adviser delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Sub-Adviser, which also serves as the Subsidiary’s sub-adviser. Under a sub-advisory agreement among the Subsidiary, the Adviser and the Sub-Adviser, the Sub-Adviser has been appointed to provide the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Adviser pays the Sub-Adviser a fee for its services. The Fund will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund’s assets and are consolidated into the expenses of the Fund. Please refer to the section in this Statement of Additional Information (“SAI”) titled “Taxes – Taxation of the Subsidiary” for information about certain tax aspects of the Fund’s investment in the Subsidiary.
The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of that Act, as noted in this SAI, and will also be subject to CFTC regulations regarding commodity pools. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser and Sub-Adviser in each case to the extent applicable, will be subject to the certain investment restrictions and operational guidelines that apply to the management of the Fund, including collateral or segregation requirements in connection with various investment strategies to the extent set required by the 1940 Act, the rules and regulations thereunder and the applicable guidance from the SEC and its staff.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), is required to derive at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as “qualifying income”). Direct investments by a RIC in certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) rulings, produce qualifying income. However, the IRS has in the past issued private letter rulings to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income The Fund does not plan to seek private letter rulings. Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. In 2019, the IRS and Treasury issued final regulations that do not require a passive foreign investment company or a controlled foreign corporation to distribute its income in order for it to constitute qualifying income. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, the regulations, IRS guidance, and the advice of counsel. A more detailed description of the risks and tax consequences associated with the Fund’s investment in the Subsidiary is included in the section entitled “Taxes” below.
The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income amounts earned annually by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus, the Fund may not have sufficient cash on hand to make such distribution. As a result, the Fund may need to make untimely sales of its investments, borrow funds or risk losing its status as a RIC.
Derivatives.    Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives to gain exposure to an asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have to offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.
Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements or the rules and SEC interpretations thereunder.
Types of Derivatives:
Futures.    A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a commodity or a financial instrument at an agreed upon price and time. The financial instrument underlying a futures contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying commodity or financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying commodity or financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade – known as “contract markets” – approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.
Unlike other securities or instruments, the parties to a futures contract do not have to pay for or deliver the underlying commodity or financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”
Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying commodity or security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.
The Fund may incur commission expenses when it opens or closes a futures position.
Options.    An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange- traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

•	Purchasing Put and Call Options
When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.
Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options
When the Fund writes a call option, it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option, it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.
The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.
The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.
The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration) or index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.
At the time of selling a put option, the Fund may cover the put option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices
Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Futures
An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.
The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Combined Positions
The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

•	Forward Foreign Currency Exchange Contracts
A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•
Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.
Foreign Currency Hedging Strategies.    A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.
The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.
The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.
To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.
Swaps, Caps, Collars and Floors
Swap Agreements.    A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission (“SEC”). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

•	Total Return Swaps
Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

•	Equity Swaps
In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

•	Interest Rate Swaps
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps
A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.
Caps, Collars and Floors.    Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Risks of Derivatives:
While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.
When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.
Correlation of Prices.    The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Where derivatives are used for the purposes of hedging by the Adviser or the Sub-Adviser, the Adviser or Sub-Adviser (as applicable) will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity.    Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange on which the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•
the facilities of the exchange may not be adequate to handle current trading volume, equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or;

•	investors may lose interest in a particular derivative or category of derivatives.
Management Risk.    If the Adviser or Sub-Adviser incorrectly predicts stock market and interest rate price trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Purchase the security upon exercise at a price higher than the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.
Margin.    Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.
Volatility and Leverage.    The prices of derivatives are volatile (i.e., they may change rapidly, substantially and un-predictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures or forward contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.
Tax Risk.    The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivative swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the Fund’s investment in its subsidiary, is Qualifying Income must be determined on a case-by-case basis, and the Fund will endeavor to ensure that income that is not Qualifying Income will be limited to 10% or less of the Fund’s income. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. Moreover, an investment in a subsidiary may not exceed 25% of the value of the Fund at the end of each quarter of the Fund’s taxable year. If the subsidiary does exceed 25% of the value of the Fund, in any quarter, the Fund may fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.
Fixed Income Securities.    Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s net asset value (“NAV”).
Investment Company Shares.    The Fund may invest in shares of other investment companies.
The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules thereunder, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.
In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to the fund of funds (e.g., 8.5%).
For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/ or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to rules under the 1940 Act or exemptive orders issued by the SEC to ETFs and procedures approved by the Board, the Fund may invest in many EFTs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC rules or orders, as the same may be amended, and any other applicable investment limitations.
Money Market Securities.    Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Ratings” to this SAI.
U.S. Government Securities.    Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

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U.S. Treasury Obligations.    U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.    Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.    STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.    Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

Commercial Paper.    Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.    The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•
Bankers’ Acceptances.    Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit.    Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits.    Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.    The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.
Securities Lending.    The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.
The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.
Illiquid Securities and Liquidity Risk Management Plan .    Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of a group of individuals associated with the Trust or the Adviser (the “LRMP Administrator”) to administer the LRMP. The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.
Restricted Securities.    Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (“1933 Act”) or an exemption from registration. As consistent with the Fund’s investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.
Short Sales.    As consistent with the Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.
Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

INVESTMENT LIMITATIONS
The following investment limitations are in addition to those described in the Prospectus. These investment limitations are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets.
The Fund will not:

1.
Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian or its futures commission merchant as permitted by the 1940 Act, the rules and regulations thereunder and the applicable guidance of the SEC and its staff; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
The Fund may use derivatives to gain exposure to the asset classes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. Because many derivatives have a leverage or borrowing component that carry the potential for unlimited loss, regardless of the size of the initial investment, they may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise imposed by the 1940 Act on the Fund, however, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements or the rules and SEC interpretations thereunder.
The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments. There is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

THE ADVISER
General.    Equinox Institutional Asset Management, LP, a Delaware limited partnership formed in 2003, serves as the investment adviser to the Fund. It has been registered with the SEC as an investment adviser since 2005 and is also registered with the Commodity Futures Trading Commission as a commodity pool operator since 2010. The Adviser’s principal place of business is located at 47 Hulfish Street, Suite 510, Princeton, NJ 08542. The following persons may be presumed to control the Adviser as a result of a direct or indirect ownership interest in excess of 25% of the Adviser: Equinox Financial Group, LLC (“EFG”) through such entity’s ownership interest in the Adviser; Scan Partners, Ltd. through its ownership interest in EFG; and Caroline Pallat through her ownership interest in Scan Partners Ltd. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. As of December 31, 20 19 , the Adviser had approximately $ 481  million in assets under management.
Advisory Agreement with the Trust.    The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio. The Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation and continuous review, supervision and administration of the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser delegates the management of the Fund’s Futures Portfolio (as defined in the Prospectus) to the Sub-Adviser under the Sub-Advisory Agreement.
After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Advisory Fees Paid to the Adviser.    For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.64% of the Fund’s average daily net assets. The Adviser is similarly entitled to an Adviser fee at the Subsidiary level as discussed in the section entitled “Description of Permitted Investments – Subsidiary” of this SAI. The Adviser and Sub-Adviser have contractually agreed to reduce their advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, 1.89% with respect to Class I shares, 2.14% with respect to Class P shares and 1.84% with respect to Class SI shares of the Fund’s average daily net assets. The contractual limit on total annual operating expenses for Class A and Class P shares excludes any fees or expenses paid pursuant to the Shareholder Services Plan, as applicable to Class A and Class P shares. The Adviser and Sub-Adviser have contractually agreed to reduce their fees and/or reimburse expenses of the Fund until at least January 31, 20 21 . This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser and Sub-Adviser reduced their compensation and/or assumed expenses for the Fund. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement or waiver. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.
The table below sets forth the advisory fees earned and reimbursed by the Adviser for the last three fiscal years.

Fiscal Year Ended	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
September 30, 2019	$1,489,384	($393,523)	$—	$1,095,861
September 30, 2018	$3,433,937	($1,015,836)	$—	$2,418,101
September 30, 2017	$4,221,400	($947,515)	$—	$3,273,885

INVESTMENT ADVISER PORTFOLIO MANAGERS
This section supplements the information provided in the Prospectus under the heading “Investment Adviser - Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned by, and compensation of the Fund’s portfolio managers. The Adviser’s portfolio managers are Ajay Dravid and Rufus Rankin.
Compensation.    As of September 30, 20 19 , Dr. Dravid and Dr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of the Fund. Dr. Dravid and Dr. Rankin have also been granted equity interests in EFG, the parent company of the Adviser, which allows them to share in a certain portion of the business profits earned by EFG and its subsidiaries, including the Adviser.
Fund Shares Owned by the Portfolio Managers.    As of September 30, 20 19 , Dr. Dravid owned $1 - $10,000 worth of shares of the Fund and Dr. Rankin did not own shares of the Fund.
Other Accounts.    In addition to the Fund, Dr. Dravid and Dr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below with respect to Dr. Dravid and Dr. Rankin is provided as of September 30, 20 19 , the most recent fiscal year for the Fund.
Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$1,031,335,587	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A
Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$1,031,335,587	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A
Conflicts of Interests.    The Adviser’s portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts referenced above, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Proxy Voting Policies.    The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interest of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.
More information.    Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-838-0770; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-838-0770; and will be sent within three business days of receipt of a request.

THE SUB-ADVISER
The Adviser has engaged Campbell & Company Investment Adviser LLC (the “Sub-Adviser” or “Campbell”), a SEC-registered investment adviser and CFTC-registered Commodity Trading Adviser, with its principal place of business at 2850 Quarry Lake Drive, Baltimore, MD 21209. Campbell manages capital for investment companies, other pooled investment vehicles, pension plans, charitable organizations, state or municipal government entities, and insurance companies, among other clients. As of December 31, 20 19 , Campbell had approximately $1 billion under management, and together with its affiliates, approximately $3.3 billion under management. Campbell is a wholly-owned subsidiary of Campbell & Company, LP. Campbell & Company LLC is the General Partner of Campbell & Company, LP. Campbell & Company LLC is controlled by KC Holdings, Inc.
Sub-Advisory Agreement.    The Adviser, the Subsidiary and the Sub-Adviser have entered into an investment sub-advisory agreement with respect to the Fund and the Subsidiary (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement provides that the Sub-Adviser will manage the assets of the Futures Portfolio (as defined in the Prospectus) pursuant to the Campbell Program (as described in more detail in the Prospectus) for and on behalf of the Fund and the Subsidiary. The Sub-Adviser will, subject to the supervision and control of the Board of the Trust, determine in its discretion which futures contracts and futures related instruments, such as forward contracts, will be purchased or recommended for purchase, hold, sale or exchange by the Fund and/or the Subsidiary, and will place orders or give instruction to brokers and dealers to cause the execution of such transactions. Pursuant to the Sub-Advisory Agreement, the Adviser pays a sub-advisory fee to the Sub-Adviser as compensation for the services provided by the Sub-Adviser to the Fund and the Subsidiary.
After its initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable under the Sub-Advisory Agreement to the Trust or its shareholders other than by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or due to its reckless disregard of its duties thereunder.

SUB-ADVISER PORTFOLIO MANAGERS
The Fund is managed by Campbell’s Investment Committee, which includes members from Campbell’s Executive Committee and Research Department. G. William Andrews and Kevin Cole are co-chairs of the Investment Committee and have been responsible for the daily management of the Fund since 2017. This section supplements the information provided in the Prospectus under the heading “Sub-Adviser Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned, and compensation of the Sub-Adviser’s risk management committee.
Compensation.    As compensation for the sub-advisory services the Sub-Adviser provides to the Fund, the Adviser will pay the Sub-Adviser a portion of the asset based fee the Adviser receives from the Fund. The fee paid to the Sub-Adviser by the Adviser will be paid from the Adviser’s management fee and is not an additional cost to the Fund.
Fund Shares Owned by the Portfolio Managers.    As of December 31 , 20 19 Mr. Andrews and Dr. Cole did not own shares of the Fund.
Other Accounts.
G. William Andrews

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$26.3 Million	0	$0
Other Pooled Investment Vehicles	11	$1.2 Billion	8	$638 Million
Other Accounts	11	$1.9 Billion	2	$1.4 Billion

Kevin Cole

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$26.3 Million	0	$0
Other Pooled Investment Vehicles	11	$1.2 Billion	8	$638 Million
Other Accounts	11	$1.9 Billion	2	$1.4 Billion
Conflicts of Interests.    The Sub-Adviser’s portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s and/or the Subsidiary’s investments, on the one hand, and the investments of the other accounts referenced above (including entities in which the Sub-Adviser or any member of its group has, directly or indirectly, a material interest or a relationship of any description which may involve a potential conflict with the Sub-Adviser’s duty to the Fund), on the other. The other accounts may have the same investment objective as the Fund and/or the Subsidiary. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Other potential conflicts could include the Sub-Adviser’s knowledge about the size, timing and possible market impact of the Fund’s and/or the Subsidiary’s trade, whereby the Sub-Adviser could use this information to the advantage of other accounts and to the disadvantage of the Fund and/or the Subsidiary through allocation of the opportunities or cross trading among the Fund (or Subsidiary) and the other accounts. However, the Sub-Adviser has established policies and procedures to seek to ensure that the purchase and sale of assets among all accounts it manages are fairly and equitably allocated and that cross-trading is done consistently with the requirements of the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of Fund’s shares.
The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.
The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.
The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. If a class of the Fund charges a sales charge, the Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record. If a class of the Fund has a contingent deferred sales charge, the Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge. The Distributor will be compensated for distribution services according to the Rule 12b-1 Plan (defined below) applicable to a specific class regardless of the Distributor’s expenses. If such compensation exceeds the Distributor’s expenses, the Distributor may realize a profit from these arrangements.
The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended September 30, 20 19 .

Equinox Campbell Strategy Fund

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Class A	$38,298	$—	$—	$31,260	*
Class C	$7,865	$—	$—	$131,104	*
Class P	$—	$—	$—	$8,928	*

*	The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.
Rule 12b-1 Plan and Agreement.    The Trust has adopted a distribution plan and related agreement pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares, Class C shares and Class P shares for the Fund (the “Rule 12b-1 Plan”) pursuant to which the Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Additionally, the Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Other entities may receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Rule 12b-1 Plan.
Selling brokers, or other financial intermediaries that have entered into selling and/or distribution agreements with the Distributor, will receive a commission of 1.00% of the purchase price of Class C shares at the time of purchase. The Fund’s adviser has agreed to assist the Fund’s Distributor by financing such commission payments from the adviser’s own resources. As consideration for this financing, the Fund’s Distributor has assigned its right to receive the Class C shares distribution and/or shareholder service fee and any contingent deferred sales charge, during the first year after purchase, to the Fund’s adviser. The Fund’s Distributor may pay the Class C shares distribution and/or shareholder service fees to selling brokers, or other financial intermediaries that have entered into selling and/or distribution agreements with the Distributor, for Class C shares held for over a year.
With respect to Class A shares, the Rule 12b-1 Plan allows for the payment of a distribution fee of up to 0.25% of average daily net assets of the Class A shares of Fund to pay for distribution activities and expenses primarily intended to result in the sale of Class A shares.
With respect to Class C shares, the Rule 12b-1 Plan allows for the payment of a distribution fee of up to 1.00% of average daily net assets of the Class C shares of the Fund to pay for distribution activities and expenses primarily intended to result in the sale of Class C shares.
With respect to Class P shares, the Rule 12b-1 Plan allows for the payment of a distribution fee of up to 0.25% of average daily net assets of the Class P shares of the Fund to pay the distribution activities and expenses primarily intended to result in the sale of Class P shares.
The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.
Under the Rule 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A Shares, Class C Shares or Class P Shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

For the fiscal period ended September 30, 20 19 , the Fund paid the following allocated distribution fees:
Actual 12b-1 Expenditures Incurred by Equinox Campbell Strategy Fund Class A Shares During the Fiscal Period Ended September 30, 20 19

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$16,835
Payment to dealers	$14,425
Compensation to sales personnel
Other	$0
Total	$31,260
Actual 12b-1 Expenditures Incurred by Equinox Campbell Strategy Fund Class C Shares During the Fiscal Period Ended September 30, 20 19

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$83,813
Payment to dealers	$47,291
Compensation to sales personnel
Other	$0
Total	$131,104
Actual 12b-1 Expenditures Incurred by Equinox Campbell Strategy Fund Class P Shares During the Fiscal Period Ended September 30, 20 19

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$6,992
Payment to dealers	$1,936
Compensation to sales personnel
Other	$0
Total	$8,928
Dealer Reallowances.    Class A Shares of the Fund are sold subject to a front-end sales charge as described in the Fund’s Prospectus. Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Fund.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below
Northern Lights Distributors, LLC is the Fund’s distributor. The adviser may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more of the Fund’s Class A Shares, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.
Shareholder Services Fees.    The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares, respectively, and a fee of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES
The Adviser or the Sub-Adviser and/or their respective affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.
These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.
The Adviser, the Sub-Adviser and/or their respective affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser or the Sub-Adviser or their respective affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser and/or the Sub-Adviser through increased fees as Fund assets grow.

THE ADMINISTRATOR
The Administrator for the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Prior to November 17, 2017, Gemini Fund Services, LLC (“GFS”) served as Administrator to the Fund.
Pursuant to a fund administration agreement with the Trust (the “Fund Administration Agreement”), Fund Services provides administrative services to the Fund, subject to the supervision of the Board. U.S. Bank may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.
The Fund Administration Agreement was initially approved by the Board at a meeting held on October 13, 2017. The Fund Administration Agreement with respect to the Fund shall remain in effect for three years from the commencement of the Fund’s investment operations, and subject to annual approval of the Board for one-year periods thereafter. The Fund Administration Agreement with respect to the Fund is terminable at the end of the initial term or subsequent renewal period by the Board or U.S. Bank on ninety days’ written notice. The Fund Administration Agreement provides that, in the absence of Fund Services' lack of good faith, negligence, willful misconduct or reckless disregard of its duties with respect to Fund Services' performance under or in connection with this Agreement, Fund Services shall be without liability for any action taken or omitted pursuant to this Agreement.
Under the Fund Administration Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the IRC and the Prospectus.
For the services rendered to the Fund by the Fund Administration Agreement, the Fund pays the Administrator an asset based fee for fund accounting services. The Fund also pays the Administrator for any out-of-pocket expenses.
The following table sets forth the fees incurred by the Fund for administrative services received during the last three fiscal years:
Equinox Campbell Strategy Fund

Fiscal Year Ended	Fund Administration Fees
September 30, 2019	$26,109
September 30, 2018*	$57,260
September 30, 2017	$206,427

*	Fees for services provided by Fund Services and GFS in fiscal year 2018 were $39,163 and $18,097, respectively. Fees for fiscal year 2017 listed in this table relate to services provided by GFS.

FUND ACCOUNTING
Fund Services pursuant to a fund accounting agreement with the Trust (the “Fund Accounting Agreement”), provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Agreement, the Fund pays Fund Services , an asset based fee for fund accounting services. The Fund also pays Fund Services for any out-of-pocket expenses.
The following table sets forth the fees incurred by the Fund for accounting services received during the last three fiscal years:
Equinox Campbell Strategy Fund

Fiscal Year Ended	Fund Accounting Fees
September 30, 2019	$46,868
September 30, 2018*	$88,909
September 30, 2017	$66,268

*	Fees for services provided by Fund Services and GFS in fiscal year 2018 were $76,059 and $12,850, respectively. Fees for fiscal year 2017 listed in this table relate to services provided by GFS.

TRANSFER AGENT
Fund Services , P.O. Box 701, Milwaukee, Wisconsin 53201-0701, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the transfer, dividend disbursing, and shareholder servicing agent services rendered to the Fund, the Fund pays Fund Services an asset based fee for fund accounting services. The Fund also pays Fund Services for certain activity based fees and any out-of-pocket expenses.
The following table sets forth the administration fees incurred by the Fund for transfer agent services provided during the last three fiscal years:
Equinox Campbell Strategy Fund

Fiscal Year Ended	Fund Transfer Agent Fees
September 30, 2019	$112,419
September 30, 2018*	$199,011
September 30, 2017	$500,200

*	Fees for services provided by Fund Services and GFS in fiscal year 2018 were $163,643 and $35,368, respectively. Fees for fiscal year 2017 listed in this table relate to services provided by GFS.

THE CUSTODIAN
U.S. Bank, N.A., 1555 N. River Center Drive Milwaukee, WI 53212 350, acts as custodian (the “Custodian”) of the Fund and its Subsidiary. The Custodian holds cash, securities and other assets of the Fund and its Subsidiary as required by the 1940 Act.
Deutsche Bank Trust Company America (“DBTCA”), located at 60 Wall Street, Mailstop NYC60-2710, New York, NY 10005, acts as the custodian with respect to certain collateral arrangements between the Fund and counterparties. DBTCA also acts as the custodian for the Subsidiary, including certain collateral arrangements between the Subsidiary and counterparties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP, 555 Seventeenth Street, Suite 1200 , Denver, CO 80202-3910, serves as the independent registered public accounting firm for the Fund. RSM US LLP performs annual audits of the Fund’s consolidated financial statements and provides other audit, tax and related services for the Fund.

LEGAL COUNSEL
Pepper Hamilton LLP, 3000 Two Logan Square 18th & Arch Streets, Philadelphia, PA 19103-2799, serves as the Trust’s legal counsel.

COMPLIANCE SERVICES
Cipperman Compliances Services, LLC (“Cipperman”) provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Cipperman and the Trust. The Fund pays a compliance service fee to Cipperman. Prior to the Board’s approval to engage Cipperman, Northern Lights Compliance Services, LLC provided a Chief Compliance Officer and related compliance services to the Trust through November 16, 2017.
The following table sets forth the compliance services fees incurred by the Fund during the last three fiscal years:
Equinox Campbell Strategy Fund

Fiscal Year Ended	Fund Compliance Service Fees
September 30, 2019	$16,368
September 30, 2018*	$30,500
September 30, 2017	$19,703

*
Fees for services provided by Cipperman and Northern Lights Compliance Services, LLC in fiscal year 2018 were $26,164 and $4,336, respectively. Fees for fiscal year 2017 listed in this table relate to services provided by Northern Lights Compliance Services, LLC.

TRUSTEES AND OFFICERS OF THE TRUST
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, the Sub-Adviser, or the Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser, the Sub-Adviser, or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 615 East Michigan Street, Milwaukee, WI 53202.

Name and Month/Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years

Independent Trustees
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	1	None
Kevin R. Green 7/1954	Trustee Since December 2010	CEO Of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	1	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	1
Director, Eagle Pharmaceuticals Inc. (from March 2007 to June 2016); Director, Pegasi Energy Resource Corp. (January 2014 to June 2015); Director, Aires Pharmaceuticals (November 2006 to February 2014); Director, Arno Therapeutics (from January 2016 to December 2017); Director, Corino Therapeutics (since November 2016); Director, Mevion Medical Systems (from January 2012 to June 2018).

Interested Trustee
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Office Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Office, Equinox Fund Management, LLC (since 2007).	1	Executive Committee Member of The Frontier Fund (commodity pool) (from March 2007 to March 2017).
Executive Officers
Laura Latella 4/1958	Treasurer, Chief Financial Officer and Secretary Since November 2018
Chief Financial Officer (“CFO” since November 2017) and Chief Administrative Officer (May 2016-October 2017), Equinox Institutional Asset Management, LP; Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC.
			N/A	N/A

Name and Month/Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years

Javier Jimenez 5/1977	Assistant Treasurer since November 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
Doug Tyre 7/1980	Chief Compliance Officer and Anti-Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – present); Client Services & Operations Specialist – Senior Associate of Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***
Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser, the Sub-Adviser or the Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.
Leadership Structure and Responsibilities of the Board and Its Committees.
Under Delaware law, the Trust’s Board of Trustees is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund.
Currently the Board is composed of four individuals, one of whom is considered an “interested person” of the Trust as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board has adopted a Statement of Policy on the Qualifications for Selection as Chairman of the Board that sets forth the following required skills of a Chairman in addition to the basic qualifications for all members of the Board: the ability to exercise leadership among the Trustees; (ii) the ability to chair Board meetings in an evenhanded and open manner; (iii) the ability to communicate effectively with the Fund’s shareholders, service providers, regulatory agencies, the press and other relevant parties; (iv) the ability to represent the Fund’s interests effectively in all dealings with the Fund’s adviser and other service providers; and (v) the ability to evaluate and prioritize issues for consideration by the Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.
Mr. Enck, an “interested person” (as such term is defined in the 1940 Act) currently serves as the Chairman of the Board. The Trustees have determined that Mr. Enck satisfies the principles set forth in the statement of policy and that Mr. Enck’s service as Chairman is appropriate and benefits shareholders due to his personal and professional stake in the quality of services provided to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.
Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, a discussed below, allows the Board to effectively administer its oversight function. Currently, the Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.
The Audit Committee is composed of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Mr. DeMuth serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to: (1) approve in advance the appointment, compensation and oversight of the Trust’s independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the Trust’s fiscal year ended September 30, 20 19 , the Audit Committee met three times.
The Nominating and Governance Committee is composed of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Pursuant to its charter, the Nominating and Governance Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; and identifying qualified candidates to serve as Trustee candidates. Since the formation of the Trust and as of the Trust’s fiscal year ended September 30, 20 19 , there have been no meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: Equinox Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient period of time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.
The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.
Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Sub-Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:
Mr. David P. DeMuth, CPA/MBA, is a Co-Founder of CFO Consulting Partners LLC, a consulting firm that provides interim CFO services to public and private companies. Mr. DeMuth has held senior financial positions with companies in a wide range of industries, including real estate development, financial services, specialty chemicals, global manufacturing/distribution, graphic arts and consumer products. Mr. DeMuth also has held positions with KPMG, LLP and other auditing firms.
Mr. Kevin R. Green, MBA, is the CEO of TripleTree Holdings, LLC, an Investment Bank, Advisory and Principal investment business. Prior to co-founding TripleTree Holdings, LLC, Mr. Green held several senior executive roles at private and public companies within the healthcare and technology industries.
Mr. Jay Moorin is a founding General Partner at ProQuest Management, LLC. He is a healthcare executive with senior management experience in biotech, investment banking and the pharmaceutical industry. Prior to founding ProQuest, Mr. Moorin served as CEO of Magainin Pharmaceuticals. Previously, he was Managing Director of Health Care Banking at Bear, Stearns & Co. Mr. Moorin has also held various positions in marketing, sales and general management at E.R. Squibb & Sons Pharmaceuticals. He has served on the Board of Directors of ACMI, Acurian, Aires Pharmaceuticals, Eagle Pharmaceuticals (Chairman), Epic Therapeutics, Gloucester Pharmaceuticals, Guava Technologies, Mersana Therapeutics, MethylGene, Novacea (now Transcept Pharmaceuticals, Inc.), Pharmion and Predictive Biosciences. Currently, Mr. Moorin serves on the Board of Directors of Arno Therapeutics and Mevion Medical Systems. Mr. Moorin has held the position of Adjunct Senior Fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania. He received a B.A. in economics with distinction from the University of Michigan.
Mr. Robert J. Enck, MBA, is the President and Chief Executive Officer of the Adviser. Before joining the Adviser, Mr. Enck held senior management positions at companies within the merchant banking and pharmaceutical services industries.
In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
Risk Oversight
Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers.
Compensation
Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual retainer of $20,000 (payable quarterly), plus a regular board meeting fee of $4,000 per meeting for each regularly scheduled quarterly Board meeting and a special board meeting fee of $500 per meeting as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chairman of the Audit Committee will receive an additional annual retainer of $4,000. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation received by Trustees from the Trust for the Trust’s fiscal year ended September 30, 20 19 . The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Estimated Aggregate Compensation From Trust	Estimated Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Fund Complex** Paid to Trustees
David P. DeMuth	$41,500	None	None	$41,500
Robert J. Enck*	None	None	None	None
Kevin R. Green	$37,500	None	None	$37,500
Jay Moorin	$37,500	None	None	$37,500

*	Interested Trustee by virtue of his position with the Trust’s investment adviser.

**	The term “Fund Complex” refers to the Equinox Funds Trust.
Trustee Ownership
The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 20 19 .

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David P. DeMuth	None	None
Robert J. Enck*	None	None
Kevin R. Green	None	None
Jay Moorin	None	None

*	Interested Trustee by virtue of his position with the Trust’s investment adviser.
Management Ownership
As of December 31, 20 19 , the Trustees or officers of the Trust as a group owned less than 1% of any class of outstanding shares of the Fund.
Control Persons and Principal Holders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of January 7, 2020 , the name, address and percentage ownership of each entity or person that owned of record 25% or more of the voting securities of the Fund were as follows:
EQUINOX CAMPBELL STRATEGY FUND – CONTROL PERSONS

Name and Address	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds 880 Carillon Pkway Saint Petersburg, FL 33716	25.52%	Record
As of January 7, 2020 , the name, address and percentage ownership of each entity or person that owned of record 5% or more of the outstanding shares of any class of the Fund were as follows:
Principal Shareholders - EQUINOX CAMPBELL STRATEGY FUND –Class A Shares

Name and Address	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds 880 Carillon Pkway Saint Petersburg, FL 33716	22.94%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NH 07399-0002	11.08%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	9.94%	Record
RBC Capital Markets LLC 60 S. 6th St. #P08 Minneapolis, MN 55402-4413	8.46%	Record
Principal Shareholders - EQUINOX CAMPBELL STRATEGY FUND – Class I Shares

Name and Address	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds 880 Carillon Pkway Saint Petersburg, FL 33716	22.76%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	11.78%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	6.70%	Record

Principal Shareholders - EQUINOX CAMPBELL STRATEGY FUND – Class P Shares

Name and Address	% Ownership	Type of Ownership
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	48.14%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	17.72%	Record
Raymond James Omnibus for Mutual Funds 880 Carillon Pkway Saint Petersburg, FL 33716	14.13%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NH 07399-0002	10.43%	Record
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	6.41%	Record
Principal Shareholders - EQUINOX CAMPBELL STRATEGY FUND – Class C Shares

Name and Address	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds 880 Carillon Pkway Saint Petersburg, FL 33716	41.03%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	7.77%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	7.75%	Record
Wells Fargo Clearing Services, LLC 1 N Jefferson ave. MSC MO3970 Saint Louis, MO 63103-2254	5.16%	Record

PURCHASE, REDEMPTION AND PRICING OF SHARES
Calculation of Share Price. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How Shares are Priced.” The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund’s shares. The NAV of the Fund is calculated by dividing the market value of the Fund’s securities, including the market value of the Subsidiary’s securities, plus the value of the Fund’s other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available for any security in the Fund’s or the Subsidiary’s portfolio, the security will be valued at fair value by the Adviser using methods established or ratified by the Board.
Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter (“OTC”) market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.

Futures contracts and options on futures contracts that are listed for trading on an exchange or board of trade (whether domestic or foreign) for which market quotations are readily available shall be valued at the final settled price for the respective futures or futures options or, if no settled price is available, at the last sale price as of the close of business prior to the end of the Fund’s pricing cycle. If the Fund, the Adviser of the Sub-Adviser determine that the settlement price or last sale price of a futures contract is not reliable, the futures contract will be valued based on its fair value as determined in accordance with the Trust’s Valuation Procedures.
The Fund will regularly value its investments in structured notes at fair value and other investments at market prices.
OTC securities, if any, held by the Fund shall be valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/ exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges, if any, shall be valued at the last quoted sales price on the principal exchange on which such security is traded, as determined by the relevant pricing agent or, in the absence of a sale, at the mean between the current bid and ask prices on such exchange. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Adviser based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.
The value of domestic equity index and credit default swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values a swap based on a quote provided by a dealer in accordance with the Fund’s pricing procedures. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at a fair value.
The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Purchase of Shares. Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.
Redemption of Shares. The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus (subject to a $15.00 wire redemption fee). Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension. Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.
The Trust reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.
Use of Third-Party Independent Pricing Agents.    Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition of the Fund’s common stock by the partnership.
The summary assumes that shareholders will hold the Fund’s common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.
For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.
The Fund has not requested nor will the Fund request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is uncertainty in how the legislation will affect the Fund’s investments and shareholders, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.
GENERAL.    For federal income tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY.    Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). The Fund may retain for investment all or a portion of the excess of its net long-term capital gain over its net short-term capital loss (“net capital gain”). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. As described in the Prospectus, the Fund seeks to provide investment results that correspond to a particular managed futures program through investments directly or indirectly, through the Subsidiary, in commodity-linked derivative instruments, and directly or indirectly, through the Subsidiary, by investing in the securities of one or more private investment vehicles or commodity pools that have access to a particular trading program. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, the Fund’s ability to invest in commodity related derivatives is limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. In Revenue Ruling 2006-31, the IRS stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Therefore, to the extent a Fund invests directly in commodity-index-linked instruments, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, Regulations , IRS guidance, and the advice of counsel. The Fund will account for its investments in derivative transactions in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.
As described above in this SAI, generally, the Fund intends to invest in the Subsidiary. As described below, the Subsidiary, at the end of each quarter of the Fund’s taxable year, will be classified as a controlled foreign corporation, or CFC, for federal income tax purposes. As a result, the Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of the Subsidiary, referred to as subpart F income, whether or not the Subsidiary makes a distribution to the Fund. Distributions by the Subsidiary to the Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.
In 2019, the IRS and Treasury issued Regulations that do not require a passive foreign investment company or a CFC, including those that invest in certain commodities investments, to distribute income in order for the income to qualify as Qualifying Income. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, the Regulations, IRS guidance, and the advice of counsel.
In addition, the Fund may not have more than 25% of the value of its assets invested in its Subsidiary to meet the Diversification Requirement. The value of the Fund’s Subsidiary may be volatile and it may be difficult for the Fund to continue to have less than 25% of the value of its assets invested in its Subsidiary. Accordingly, the Fund’s ability to invest in a Subsidiary may be limited by the Qualifying Income Requirement or Diversification Requirement. The Fund will account for its investments in a Subsidiary in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.
In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Under recent legislation, the transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor certifies it is not a foreign person. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.
For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax at a flat tax rate of 21% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income passed through to a noncorporate shareholder and the dividend-received deduction for corporate shareholders. The long-term capital gain rate is 20% for non-corporate shareholders with taxable income in excess of $434,000 ($488,850 if married and filing jointly) and 15% (0% for noncorporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX.    If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS.    The Fund may carry forward capital losses indefinitely. The excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. Capital gains arising in subsequent years are offset by carried forward capital losses and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.
TAXATION OF THE SUBSIDIARY.    Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under IRC Section 864(b)(2) pursuant to which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person as defined by the IRC. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest. It is not expected that the Subsidiary will derive income subject to such withholding tax.
As described above, the Subsidiary will be treated as a CFC. The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund. Under Regulations issued in 2019, the Subsidiary is not required to distribute its Subpart F income in order for it to be characterized as qualifying income.
The Fund’s ability to invest in the Subsidiary may be limited by the Diversification Requirement.
In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to a shareholder of the Fund if such shareholder is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the IRC) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year. Whether a shareholder of the Fund is a “U.S. Shareholder” with respect to the Subsidiary depends on an application of the constructive ownership rules of the IRC. You are urged and advised to consult your own tax advisor with respect to whether you are a U.S. Shareholder.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.    The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.
A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.
Under recently enacted legislation, for tax years beginning after December 31, 2018, the Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law) .
T he Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).
OPTIONS, FUTURES AND FORWARD CONTRACTS.    The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES.    Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES.     Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES.    The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.
SHORT SALES.    The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

SWAPS AND DERIVATIVES.    As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). The Fund’s transactions in swaps or other derivatives may be subject to one or more of the special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
With respect to certain types of swap agreements or derivative securities, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark to market such swaps or derivatives annually for tax purposes as ordinary income or loss.
The applicability of these rules to swap agreements or other derivative securities is not entirely clear in certain respects under current law. In addition, whether income generated from swaps and other derivatives is Qualifying Income is not certain or clear. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain other derivatives securities.
PASSIVE FOREIGN INVESTMENT COMPANIES.    The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund timely distributes the PFIC income as a taxable dividend to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. A PFIC is not required to distribute income in order for the income to qualify as Qualifying Income. The Fund will account for any investments in PFICs in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.
The Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a “qualified electing fund” (“QEF”) or by making a “mark-to-market” election. To the extent the Fund invests in a PFIC and elects to treat the PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax. In most instances it will be very difficult to make this election because of certain requirements in making the election, including, but not limited to, it may not be possible to obtain information required to make the election.
Alternatively, the Fund may elect to “mark-to-market” its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Pursuant to the election, the Fund may deduct the losses, if any, only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The “mark-to-market” election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.
Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
FOREIGN CURRENCY TRANSACTIONS.    Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency- denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION.    Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.
DISTRIBUTIONS.    Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return, except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gain tax rate is 20% for non-corporate shareholders with taxable income in excess of $434,000 ($488,850 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.
The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.
PURCHASES OF FUND SHARES.    Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.
SALES, EXCHANGES OR REDEMPTIONS.    Upon the disposition of shares of the Fund (whether by redemption or sale), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.
If a shareholder sells Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of the Fund’s shares.
BACKUP WITHHOLDING.    The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES.    State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.
Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.
NON-U.S. SHAREHOLDERS.    Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).
Distributions from the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITS, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholders to file a federal income tax return.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).
All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.
Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Starting in 2019, payments of the gross proceeds (including distributions designated as capital gain dividends to the extent the payment is attributable to property that produces U.S. source interest or dividends) may also be subject to FATCA withholding absent proof of FATCA compliance prior to January 1, 2019. The IRS and Treasury have proposed regulations that would eliminate FATCA withholding on payments of gross proceeds. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.
FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.    A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts. Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.
Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.
TAX-EXEMPT SHAREHOLDERS.    A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
Any investment in a residual interest of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage investment conduit can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
All tax-exempt shareholders are urged and advised to consult their tax advisers as to the tax consequences of an investment in the Fund.
TAX SHELTER REPORTING REGULATIONS.    Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
TAX BASIS INFORMATION.    For shares of the Fund redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on the redemption of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HCFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.
If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES
Brokerage Transactions.    Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities and other instruments acquired by the Fund and/or the Subsidiary including futures, bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.
The table below sets forth the brokerage commissions incurred by the Fund during its three most recent fiscal years ended September 30.

Fund	2017	2018	2019
Equinox Campbell Strategy Fund	$70	$627,885	$193,714
Brokerage Selection.    The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In the case of research services, the Adviser believes that access to independent investment research is likely to be beneficial to its investment decision-making processes and, therefore, to the Fund.
To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser would be in addition to and not in lieu of the services required to be performed by the Fund’s Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser would not be reduced as a result of the receipt of research services.
In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Brokerage with Fund Affiliates.    The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended September 30, 20 19 , the Fund did not pay any brokerage commissions to an affiliate of the Trust.
Portfolio Turnover.    The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The following table sets forth the Fund’s portfolio turnover rate as a percentage of the average value of its portfolio for the fiscal years ended September 30:

Fund	2018	2019
Equinox Campbell Strategy Fund	122%	15%

PORTFOLIO HOLDINGS DISCLOSURE
The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.
The Fund will publish a schedule of its 10 largest portfolio holdings, which shall include its holding of the Subsidiary. Such schedule shall be published as of the most recent calendar month-end on the Fund’s website at www.equinoxfunds.com generally within 10 business days after the end of the calendar month. This information will remain on the website until new information for the next month is posted, or at least until the Fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.
The Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.
Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•
The Adviser and Sub-Adviser.    Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and Sub-Adviser to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•
U.S. Bancorp Fund Services, LLC.    U.S. Bancorp Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
Cipperman Compliance Services, LLC.    Cipperman Compliance Services, LLC provides compliance services to the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
U.S. Bank N.A.    U.S. Bank NA is a custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
DBTCA.    Deutche Bank Trust Company Americas (“DBTCA”) is a custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
Independent Registered Public Accounting Firm.    RSM US LLP is the Fund’s registered independent public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing other audit, tax and related services for the Fund.

•
Counsel.    Pepper Hamilton, LLP is counsel to the Fund; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.    The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
Compliance with Portfolio Holdings Disclosure Procedures.    The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures. There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers Class A shares, Class C shares, Class I shares, Class P and Class SI shares of the Fund. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A shares, Class C shares and Class P shares bear distribution and/or service fees and have exclusive voting rights with respect to their respective Rule 12b-1 Plan pursuant to which the distribution fee may be paid. Currently, the Fund is not making payments under the Rule 12b-1 plan with respect to Class P shares.
The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A Shares and Class C Shares of the Fund will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each share class of the Fund takes separate votes on matters affecting only that class.
The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program. The Trust’s Secretary serves as its Anti-Money Laundering compliance officer.
Procedures to implement the AML Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new account opening applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the AML Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES’ LIABILITY
The Trust’s Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS
The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.
In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

CONSOLIDATED FINANCIAL STATEMENTS
The consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended September 30, 20 19 . You can obtain a copy of the Annual Report without charge by calling the Fund at 1-888-838-0770 or by visiting the website at www.EquinoxFunds.com.

APPENDIX A–RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	–	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2”	–	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3”	–	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP”	–	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1”	–
Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	–
Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	–
Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	–
Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	–	Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D”	–
Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”	–
Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	–	Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3”	–	Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B”	–
Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	–	High short-term default risk. This designation indicates that default is a real possibility.

“RD”	–
Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D”	–	Default. This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.
Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.
Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.
Long-Term Credit Ratings
Moody’s
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”	–	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa”	–	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A”	–	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa”	–	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba”	–	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B”	–	Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa”	–	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca”	–	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C”	–	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:

“AAA”	–	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA”	–	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A”	–
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	–	An obligation rated “BBB” exhibits adequate protection parameters.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	–
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	–
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	–
An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	–	An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C”	–
A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”	–
An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”	–	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
The following summarizes long-term IDR categories used by Fitch:

“AAA”	–
Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	–
Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	–
High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	–
Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	–
Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	–
Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	–	Substantial credit risk. “CCC” ratings indicate that default is a real possibility.
“CC”	–	Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.
“C”	–
Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	–
Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

“D”	–
Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”
Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.
Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.
The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1”	–
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2”	–	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG 3”	–	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG”	–	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.
When either the long- or short-term Campbell of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1”	–
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure.

“VMIG 2”	–
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3”	–
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”	–
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

	•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
	•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1”	–
The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2”	–	The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3”	–	The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B – ADVISER’S PROXY VOTING POLICIES
EQUINOX INSTITUTIONAL ASSET MANAGEMENT, LP
REVISED OCTOBER 2013
PROXY VOTING POLICY & PROCEDURES
Background
Equinox Institutional Asset Management, LP (the “Investment Manager”) serves as the investment adviser or sub-advisor to one or more Institutional Separate Accounts or “fund of funds” collective investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager may be delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients. In advisory relationships where the Investment Manager does not have discretionary authority on behalf of the Client, the Investment Manager will not be responsible for voting proxies.
Purpose
The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interest between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.
Procedure for Proxy Voting
The Investment Manager has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is being observed, implemented as stated and updated or amended, as necessary. The procedures are as follows:

•	Any proxy voting materials received by employees of the Investment Manager on behalf of clients must be forwarded to CO in a timely manner.

•
For each client that conducts trading in publicly traded securities and for whom the Investment Manager has authority and responsibility to vote proxies, we will engage Glass Lewis, and Broadridge to make voting recommendations and manage the voting process for proxies of the publicly traded securities.

Determination of Vote for Proxy Materials of Publicly Traded Securities
The Investment Manager’s policy is to follow the voting recommendations of Glass Lewis for all votes involving publicly traded securities except for investments by certain investment companies to which the Investment Manager serves as Investment adviser which are invested in other investment companies which are not affiliated (“Underlying Funds”) and are voted as outlined below in the Section titled “Proposals Specific to Mutual Funds.”
An overview of Glass Lewis’ proxy voting guidelines can be accessed at:
http://www.glasslewis.com/assets/uploads/ 2012/02/Guidelines_UnitedStates_2013_Abridged1.pdf
A copy of the guidelines is maintained in the Compliance Department files.
Determination of Votes Specific to Underlying Funds held by Funds in the Northern Lights Fund Trust
Equinox Institutional Asset Management, LP serves as investment adviser to certain investment companies (“Funds”) under the Northern Lights Fund Trust. These Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Investment Manager to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. The Investment Manager will instruct Broadridge to vote in this manner for proxy votes of Underlying Funds.
Determination of Vote for Proxy Materials of Private Investments
The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.
The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders

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and/or present compensation plans that are commensurate with enhanced manager performance and market practices. The Glass-Lewis guidelines on specific proxy-related issues will be reviewed and considered in the determination of the vote.
Under certain circumstances, the Investment Manager, may determine that it is in the Client’s best interest to abstain from voting. Such circumstances may include, but are not limited to, instances where in the opinion of the Investment Manager, the cost of voting is prohibitive.
Resolution of any Conflicts of Interest for Proxy Votes Involving Publicly Traded Securities:
The Investment Manager believes that the retention and utilization of the proxy voting services and voting recommendation services of Broadridge and Glass Lewis and the policy to vote in the same proportion as other shareholders for proxy votes for Unaffiliated Fund investments (as outlined above), provides for arms-length decisions on proxy votes thereby avoiding conflicts of interest.
Resolution of any Conflicts of Interest with Regard to Proxy Votes of Private Investments
All proxy notices received by the Investment Manager involving Private Investments held by Clients for whom the Investment Manager has voting authority will be reviewed by a senior member of the portfolio management team and the Compliance Officer for potential material conflicts of interest between the interests of the Investment Manager and a Client of the Investment Manager. If any potential material conflict exists, the Investment Manager will notify the Client of the conflict, maintain a copy of the notification in the Compliance Department files. The Investment Manager will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.
Records for Proxy Votes Involving Publicly Traded Securities
The Investment Manager will rely on the Broadridge ProxyEdge System to maintain proxy statements and records of proxy votes cast. Broadridge ProxyEdge is accessible by the Investment Manager via the internet and a record of votes will be recorded periodically in the Compliance files of the Investment Manager.
Records for Proxy Votes Involving Private Investments
A Proxy Vote Summary Form (Exhibit C) will be filled out for each requested proxy vote involving a Private Investment for which the Investment Manager has voting authority. The Form will detail governing factors used to make voting decisions. Proxy Vote Summary Forms will be maintained along with appropriate back-up (including correspondence such as requests for client consents, written client consents and any documents that were material to the decision on how to vote). The Compliance Officer will evidence her review on each Proxy Vote Summary Form.
General Recordkeeping
The Compliance Officer will retain the proxy records for no less than five years, the first two in an easily accessible place pursuant to the SEC’s retention requirement. Records will include, but are not limited to, the following:

•	Proxy Vote Summary Forms

•	Appropriate back-up documentation including correspondence with clients, client consents and any documents that were material to the decision on how to vote

•	Policies and procedures and any amendments, thereto

•
Each proxy statement received by the Investment Manager and a record of each vote made by the Investment Manager. These will be maintained on the Broadridge ProxyEdge system and/or in the compliance files of the Investment Manager.

•	A copy of each written request from a client for information on how the Investment Manager votes client’s proxies and a copy of the Investment Managers response to such requests.
Questions and Requests
The Investment Manager is required to provide a concise summary of proxy voting policies and procedures to Clients. A summary will be contained in the Investment Manager’s Form ADV Part 2a. The Investment Manager will provide Clients with a full copy of the policies and procedures upon their request. Clients may obtain information about how the Investment Manager voted their proxies by submitting a written request. Any questions or requests should be directed to Equinox Institutional Asset Management LP, 47 Hulfish, Suite 510, Princeton, NJ 08542, Attn: Compliance Officer

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EQUINOX FUNDS TRUST
PART C
OTHER INFORMATION
ITEM 28.
EXHIBITS.

(a)(1)
Amended and Restated Agreement and Declaration of Trust was filed as exhibit 28(a)(1) to the Registrant’s Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on November 28, 2012 (“PEA No. 43”) and is incorporated herein by reference.

(a)(2)
Certificate of Trust was filed as exhibit 28(a)(2) to the Registrant’s Initial Registration Statement on Form N-1A filed with the SEC on August 5, 2010 (the “Registration Statement”) and is incorporated herein by reference.

(a)(3)
Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust was filed as exhibit 28(a)(3) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(b)	By-Laws were filed as exhibit 28(b) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on August 5, 2010 and is incorporated herein by reference.

(c)
Instruments Defining Rights of Security Holders. See Article 3, “Shares” and Article 7 “Shareholders’ Voting Powers and Meetings” of the Registrant’s Amended and Restated Agreement and Declaration of Trust filed with the SEC on November 28, 2012. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws filed with the SEC on August 5, 2010.

(d)(1)(A)
Investment Advisory Agreement dated December 30, 2010 between the Registrant and Equinox Fund Management LLC (“EFM”) (as assigned from EFM to Equinox Institutional Asset Management, LP (“EIAM”) pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28(d)(1) to the Registrant’s Post-Effective Amendment No. 1 to the Registrant’s Registration Statement filed with the SEC on April 6, 2011 (“PEA No. 1”) and is incorporated herein by reference.

(d)(1)(B)
Amended and Restated Schedule A dated November 5, 2014 to the Investment Advisory Agreement between the Registrant and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28(d)(1)(B) to PEA No. 86 on October 27, 2015 and is incorporated herein by reference.

(d)(1)(C)
Amended and Restated Schedule B to the Investment Advisory Agreement between the Registrant, with respect to Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund, Equinox Campbell Strategy Fund, Equinox Quest Tracker Index Fund, Equinox BH-DG Strategy Fund, Equinox BlueCrest Systematic Macro Fund and Equinox Aspect Core Diversified Strategy Fund, and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit (d)(1)(C) to PEA No. 108 on October 26, 2018 and is incorporated herein by reference.

(d)(2)(A)
Investment Advisory Agreement between the Registrant, with respect to the Equinox EquityHedge U.S. Strategy Fund (“EquityHedge Fund”) and EIAM was filed as exhibit 28(d)(2)(A) to the Registrant’s Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed with the SEC on July 2, 2015 (“PEA No. 80”) and is incorporated herein by reference.

(d)(2)(B)
Amended and Restated Schedules A and B to Investment Advisory Agreement dated July 6, 2015 between the Registrant, with respect to Equinox EquityHedge U.S. Strategy Fund and Equinox IPM Systematic Macro Fund, and EIAM was filed as exhibit 28(d)(2)(B) to the Registrant’s Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed with the SEC on July 29, 2015 (“PEA No. 82”) and is incorporated herein by reference.

(d)(3)(A)
Sub-Advisory Agreement dated November 5, 2014 among the Registrant, on behalf of the Equinox Aspect Core Diversified Strategy Fund, Aspect Capital Limited, Equinox Aspect Core Diversified Strategy Fund Limited and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28 (d)(3)(A) to PEA No. 96 on July 28, 2017 and is incorporated herein by reference.

(d)(3)(B)
Second Amended to the Sub-Advisory Agreement dated May 10, 2017 among the Registrant, on behalf of the Equinox Aspect Core Diversified Strategy Fund, Aspect Capital Limited, Equinox Aspect Core Diversified Strategy Fund Limited and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28 (d)(3)(B) to PEA No. 96 on July 28, 2017 and is incorporated herein by reference.

(d)(4)
Sub-Advisory Agreement dated July 6, 2017 among the Registrant, on behalf of the Equinox Chesapeake Strategy Fund, EIAM, and Chesapeake Capital Corporation (“Chesapeake”) was filed as exhibit 28 (d)(4)(B) to PEA No. 96 on July 28, 2017 and is incorporated herein by reference.

(d)(5)
Sub-Advisory Agreement among the Registrant, on behalf of the Equinox Campbell Strategy Fund, EIAM and Campbell & Company Investment Advisers LLC was filed as exhibit 28 (d)(5) to PEA 106 on July 31, 2018 and is incorporated herein by reference.

(d)(6)
Amended and Restated Schedules A and B to Investment Advisory Agreement dated June 29, 2018 between the Registrant, with respect to Equinox Ampersand Strategy Fund, and EIAM was filed as exhibit (d)(6) to PEA No. 108 on October 26, 2018 and is incorporated herein by reference.

(e)(1)(A)
Underwriting Agreement dated April 30, 2015 between the Registrant and Northern Lights Distributors LLC (“NLD”) was filed as exhibit 28(e)(1) to PEA No. 82 on July 29, 2015 and is incorporated herein by reference.

(e)(1)(B)
Schedules A and B to the Underwriting Agreement dated August 21, 2015 between the Registrant and NLD was filed as exhibit 28(e)(1)(B) to the Registrant’s Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed with the SEC on January 28, 2016 (“PEA No. 88”) and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)(1)(A)
Custody Agreement dated June 25, 2013 between the Registrant and U.S. Bank, N.A. was filed as exhibit 28(g)(1)(A) to the Registrant’s Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed with the SEC on January 28, 2014 (“PEA No. 59”) and is incorporated herein by reference.

(g)(1)(B)
First Amendment to the Custody Agreement dated September 27, 2013 between the Registrant and U.S. Bank, N.A was filed as exhibit 28(g)(1)(B) to PEA No. 59 on January 28, 2014 and is incorporated herein by reference.

(g)(1)(C)
Second Amendment to the Custody Agreement dated December 19, 2013 between the Registrant and U.S. Bank, N.A was filed as exhibit 28(g)(1)(C) to PEA No. 59 on January 28, 2014 and is incorporated herein by reference.

(h)(1)(A)	Fund Services Agreement dated July 1, 2017 between the Registrant and Gemini Fund Services, LLC was filed as exhibit 28(h)(1) to PEA No. 98.on October 30, 2017 and is incorporated herein by reference.

(h)(1)(B)
Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as exhibit 28(h)(1)(B) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(1)(C)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as exhibit 28(h)(1)(C) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(1)(D)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as exhibit 28(h)(1)(D) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(2)	[Reserved]

(h)(3)(A)
Expense Limitation Agreement dated January 25, 2011 between the Registrant, with respect to Equinox Abraham Strategy Fund, Equinox Cantab Strategy Fund, Equinox Chesapeake Strategy Fund and Equinox Crabel Two Plus Strategy Fund, Equinox Eclipse Strategy Fund, Equinox John Locke Strategy Fund, Equinox QCM Strategy Fund, Equinox QIM/WNTN Strategy Fund, Equinox Tiverton Strategy Fund, Equinox Absolute Return Strategy Fund, Equinox Commodity Strategy Fund and Equinox Campbell Strategy Fund, and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)), was filed as exhibit 28(h)(3) to PEA No. 43 on November 28, 2012 and is incorporated herein by reference.

(h)(3)(B)
Amended and Restated Schedule A to the Expense Limitation/Reimbursement Agreement dated November 16, 2017 between the Registrant, with respect to Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund, Equinox BH-DG Strategy Fund and Equinox Systematica Macro Fund (formerly Equinox BlueCrest Systematica Macro Fund), and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28(h)(3)(B) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(3)(C)
Amended and Restated Expense Limitation/Reimbursement Agreement dated November 1, 2019 between the Registrant, with respect to the Equinox Ampersand Strategy Fund, and EIAM was filed as exhibit 28(h)(3)(C) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on October 25, 2019 and is incorporated herein by reference.

(h)(3)(D)
Amended and Restated Expense Limitation/Reimbursement Agreement dated November 16, 2017 between the Registrant, with respect to the Equinox IPM Systematic Macro Fund, and EIAM was filed as exhibit 28(h)(3)(D) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(3)(E)
Amended and Restated Expense Limitation/Reimbursement Agreement dated November 16, 2017 between the Registrant, with respect to the Aspect Fund, and EFM (as assigned from EFM to EIAM pursuant to the Transfer and Assumption Agreement (as defined below)) was filed as exhibit 28(h)(3)(E) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(h)(3)(F)
Form of Amended and Restated Expense Limitation/Reimbursement Agreement between the Registrant, with respect to the Equinox Campbell Strategy Fund, EIAM, and Campbell & Company Investment Adviser LLC is filed as exhibit (h)(3)(F) herewith.

(h)(3)(G)
Amended and Restated Expense Limitation/Reimbursement Agreement between the Registrant, with respect to the Equinox Aspect Core Diversified Strategy Fund, and EIAM was filed as exhibit 28(h)(3)(G) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 28, 2019 and is incorporated herein by reference.

(h)(3)(H)
Amended and Restated Expense Limitation/Reimbursement Agreement between the Registrant, with respect to the Equinox Chesapeake Strategy Fund, and EIAM was filed as exhibit 28(h)(3)(H) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 28, 2019 and is incorporated herein by reference.

(h)(4)(A)
Fee Waiver Agreement dated January 25, 2011 between the Registrant, with respect to the Equinox Abraham Strategy Fund, Equinox Chesapeake Strategy Fund and Equinox Campbell Strategy Fund, and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)), and EFM was filed as exhibit 28(h)(5) to Post-Effective Amendment No. 51 to Registrant’s Registration Statement filed with the SEC on May 16, 2013 (“PEA No. 51”) and is incorporated herein by reference.

(h)(4)(B)
Amended and Restated Schedule A to the Fee Waiver Agreement dated June 17, 2014 between the Registrant, with respect to the Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund, Equinox Campbell Strategy Fund, Equinox BH-DG Fund, Equinox Quest Tracker Index Fund and Equinox BlueCrest Systematic Macro Fund, and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)), was filed as exhibit 28(h)(5)(B) to Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed with the SEC on June 17, 2014 (“PEA No. 62”) and is incorporated herein by reference.

(h)(4)(C)
Form of Amended and Restated Schedule A to the Fee Waiver Agreement between the Registrant, with respect to the Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund, Equinox Campbell Strategy Fund, Equinox BH-DG Fund, Equinox Quest Tracker Index Fund, Equinox BlueCrest Systematic Macro Fund and Equinox Aspect Core Diversified Strategy Fund, and EFM (as assigned from EFM to EIAM, pursuant to the Transfer and Assumption Agreement (as defined below)), was filed as exhibit 28(h)(5)(C) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed with the SEC on August 22, 2014 (“PEA No. 64”) and is incorporated herein by reference.

(h)(4)(D)
Expense Limitation/Reimbursement Agreement dated November 1, 2019 between the Registrant, with respect to the Equinox IPM Systematic Macro Fund, and EIAM was filed as exhibit 28(h)(4)(D) to PEA No. 116 on October 25, 2019 and is incorporated herein by reference.

(h)(5)
Transfer and Assumption Agreement (“Transfer and Assumption Agreement”) by and between EFM and EIAM was filed as exhibit 28(h)(8) to PEA No. 86 on October 27, 2015 and is incorporated herein by reference.

(i)	None.

(j)	Consents of RSM US LLP are filed herewith.

(k)	None

(l)	Initial Capital Agreement between the Registrant and the Initial Investor was filed as exhibit 28(l) to PEA No. 1 on April 6, 2011 and is incorporated herein by reference.

(m)(1)
Distribution Plan Pursuant to Rule 12b-1 was filed as exhibit 28(m) to the Registrant’s Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed with the SEC on December 29, 2010 (“Pre-No. 1”) and is incorporated herein by reference.

(m)(2)	Amended and Restated Schedule A to Distribution Plan Pursuant to Rule 12b-1 was filed as exhibit 28(m)(2) to PEA No. 86 on October 27, 2015 and is incorporated herein by reference.

(n)(2)
Amended and Restated Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 was filed as exhibit 28(n)(2) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 29, 2018 and is incorporated herein by reference.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant was filed as exhibit 28(p)(1) to Pre-No. 1 on December 29, 2010 and is incorporated herein by reference.

(p)(2)	[reserved]

(p)(3)	Code of Ethics of NLD was filed as exhibit 28(p)(3) to PEA No. 98.on October 30, 2017 and is incorporated herein by reference.

(p)(4)	Code of Ethics of EIAM was filed as exhibit 28 (p)(4) to PEA No. 96 on July 28, 2017 and is incorporated herein by reference.

(p)(5)	Code of Ethics of Aspect was filed as exhibit 28(p)(10) to PEA No. 67 on November 5, 2014 and is incorporated herein by reference.

(p)(6)	Code of Ethics of Chesapeake was filed as exhibit 28 (p)(6) to PEA No. 96 on July 28, 2017 and is incorporated herein by reference.

(p)(7)	Code of Ethics of Campbell was filed as exhibit 28 (p)(7) to PEA No. 102 on January 29, 2018 and is incorporated herein by reference.

(q)
Powers of Attorney of the Registrant (and a Certificate with respect thereto) and certain Trustees and Officers of the Registrant were filed as exhibit 28(q) to Pre-No. 1 on December 29, 2010 and are incorporated herein by reference.

ITEM 29. Control Persons.
The Trust through the Equinox Chesapeake Strategy Fund, a separate series of the Trust, wholly owns and controls the Equinox Chesapeake Strategy Fund Limited, a company organized under the laws of the Cayman Islands. The Equinox Chesapeake Strategy Fund Limited’s financial statements will be included, on a consolidated basis, in the Equinox Chesapeake Strategy Fund’s annual and semi-annual reports to shareholders.
The Trust through the Equinox Campbell Strategy Fund, a separate series of the Trust, wholly owns and controls the Equinox Campbell Strategy Fund Limited, a company organized under the laws of the Cayman Islands. The Equinox Campbell Strategy Fund Limited’s financial statements will be included, on a consolidated basis, in the Equinox Campbell Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the Equinox Aspect Core Diversified Strategy Fund, a separate series of the Trust, wholly owns and controls the Equinox Aspect Core Diversified Strategy Fund Limited, a company organized under the laws of the Cayman Islands. Equinox Aspect Core Diversified Strategy Fund Limited’s financial statements will be included, on a consolidated basis, in the Equinox Aspect Core Diversified Strategy Fund’s annual and semi-annual reports to shareholders.
The Trust through the Equinox IPM Systematic Macro Fund, a separate series of the Trust, wholly owns and controls the Equinox IPM Systematic Macro LLC, a Delaware limited liability company. Equinox IPM Systematic Macro LLC’s financial statements will be included, on a consolidated basis, in the Equinox IPM Systematic Macro Fund’s annual and semi-annual reports to shareholders.
ITEM 30. Indemnification.
The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 28(a)(1)-(2) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)
The Investment Advisory Agreement between the Registrant and EFM provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify the adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See the Investment Advisory Agreements which are incorporated by reference as Exhibits 28(d)(1)(A)-(C).)
The Investment Advisory Agreement between the Registrant and the EIAM provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify EIAM against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See the Investment Advisory Agreement which is incorporated by reference as Exhibit 28(d)(2)(A)-(B).)

The Sub-Advisory Agreement entered into among the Registrant, on behalf of the Equinox Aspect Core Diversified Strategy Fund, EFM, Aspect Capital Limited (“Aspect”) and Equinox Aspect Core Diversified Strategy Fund Limited provides, among other things, that Aspect shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Aspect in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Aspect against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Aspect. (See the Sub-Advisory Agreement which is incorporated by reference as Exhibit 28(d)(3)(A)-(B).)
The Sub-Advisory Agreement entered into among the Registrant, on behalf of the Equinox Chesapeake Strategy Fund, EIAM and Chesapeake Capital Corporation (“Chesapeake”) provides, among other things, that Chesapeake shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Chesapeake in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Chesapeake against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Chesapeake. (See the Sub-Advisory Agreement which is incorporated by reference as Exhibit 28(d)(4).)
The Sub-Advisory Agreement entered into among the Registrant, on behalf of the Equinox Campbell Strategy Fund, EIAM and Campbell & Company Investment Adviser LLC (“Campbell”) provides, among other things, that Campbell shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Campbell in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Campbell against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Campbell. (See the Sub-Advisory Agreement which is incorporated by reference as Exhibit 28(d)(5).)
The Underwriting Agreement with NLD provides, among other things, that the Registrant will indemnify, defend and hold harmless NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act of 1933 free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act of 1933, the Investment Company Act of 1940, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any registration statement of the Registrant or any prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any registration statement or any prospectus or necessary to make the statements in any of them not misleading, (iii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to shares of the Trust that are the subject of the claim or demand, (iv) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the Financial Industry Regulatory Authority on a timely basis, (v) the Trust’s failure to properly register its shares under applicable state laws, (vi) the Trust’s failure to perform its duties under the Underwriting Agreement or any inaccuracy of its representations, or (vii) actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Registrant.

ITEM 31. Activities of Investment Adviser
Certain information pertaining to the business and other connections of EIAM is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “The Adviser.” The information required by this Item 31 with respect to each director, officer or partner of EIAM is incorporated by reference to the EIAM’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). EIAM’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov., and may be requested by File No. 801-64917.

ITEM 32. Principal Underwriter.
(a) NLD, the principal underwriter of certain series of the Registrant, also acts as principal underwriter for the following:
AdvisorOne Funds, Arrow ETF Trust, Boyar Value Fund Inc., Centerstone Investors Trust, Equinox Funds Trust, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Arrow DWA Tactical ETF, Tributary Funds, Inc., Two Roads Shared Trust and Princeton Private Investment Access Fund.
(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC and Northern Lights Compliance Services, LLC. To the best of Registrant’s knowledge, the following are the officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund

William J. Strait	President and General Counsel	None

Daniel Applegarth	Treasurer/FINOP	None

Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not applicable.
ITEM 33. Location of Accounts and Records.
All accounts, books and documents required to be maintained by the Registrant with respect to the Equinox Aspect Core Diversified Strategy Fund, Equinox BH-DG Strategy Fund, Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund and Equinox Systematica Macro Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, 1775 Sherman Street, Suite 2500, Denver, Colorado 80203, GFS, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 and Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104. (Equinox BH-DG Strategy Fund liquidated June 29, 2018; Equinox Crabel Strategy Fund and Equinox Systematica Macro Fund liquidated March 19, 2018)

All accounts, books and documents required to be maintained by the Registrant with respect to the Equinox Campbell Strategy Fund and Equinox IPM Systematic Macro Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, 1775 Sherman Street, Suite 2500, Denver, Colorado 80203, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 and Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104.
ITEM 34. Management Services. Not applicable.
ITEM 35. Undertakings.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Certain of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each, a “Subsidiary”). Each Subsidiary will operate under the supervision of the Registrant. The Registrant hereby undertakes that each Subsidiary will submit to inspection by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 120 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 120 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Princeton, State of New Jersey on the 30th day of January, 2020.

EQUINOX FUNDS TRUST

By:	/s/ Robert J. Enck
Robert J. Enck, President and Principal
Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ David P. DeMuth* David P. DeMuth	Trustee	January 30, 2020

/s/ Kevin R. Green* Kevin R. Green	Trustee	January 30, 2020

/s/ Jay Moorin* Jay Moorin	Trustee	January 30, 2020

/s/ Robert J. Enck Robert J. Enck	Trustee, President and Principal Executive Officer	January 30, 2020

/s/ Laura M. Latella Laura M. Latella	Treasurer, Principal Financial Officer and Secretary	January 30, 2020

*By:	/s/ Robert J. Enck
Robert J. Enck
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
(h)(3)(F)	Form of Amended and Restated Expense Limitation/Reimbursement Agreement between the Registrant, with respect to the Equinox Campbell Strategy Fund, EIAM, and Campbell & Company Investment Adviser LLC
(j)	Consent of RSM US LLP